                                AMENDMENT TO THE

                               LONG TERM AGREEMENT

                                       FOR

                        PURCHASE AND SALE OF ELECTRICITY

                      BETWEEN SIERRA PACIFIC POWER COMPANY

                                       AND

                        NEVADA GEOTHERMAL POWER PARTNERS

                      AMENDMENT TO THE LONG TERM AGREEMENT

                      FOR PURCHASE AND SALE OF ELECTRICITY

                      FOR NEVADA GEOTHERMAL POWER PARTNERS

SECTION   NAME                                                              PAGE
-------   ----                                                              ----

Attachment #1 - Amendment No. 1 to Exhibit B
Attachment #2 - Amendment No. 1 to Exhibit D
Attachment #3 - Amendment No. 1 to Exhibit E
Attachment #4 - Amendment No. 1 to Exhibit O

                      AMENDMENT TO THE LONG TERM AGREEMENT
                      FOR PURCHASE AND SALE OF ELECTRICITY
                      FOR NEVADA GEOTHERMAL POWER PARTNERS

     This Amendment is entered into as of the date of execution by and among
Brady Power Partners, a Nevada general partnership ("Seller") the general partners of which are ESI BH Limited Partnership, a Delaware limited partnership, with ESI Brady, Inc., a Florida corporation, a wholly-owned subsidiary of ESI Energy, Inc., a Florida corporation, as its sole general partner, and Nevada Geothermal Power Partners Limited Partnership, a Nevada
limited partnership ("NGPP"), with Hot Springs Power Company, a Nevada corporation, as its managing general partner and Sierra Pacific Power Company, a
Nevada corporation ("Sierra"). Seller and Sierra are sometimes referred to collectively as "Parties".

1. Recitals. This Amendment is based upon the following facts:

     a. Sierra and Brady Hot Springs Geothermal Associates ("Brady") entered into a Long-Term Agreement for the Purchase and Sale of Electricity dated
October 10, 1986 ("Brady Contract").

     b. A Settlement Agreement between Sierra and Brady was entered into on
October 19, 1990 as a result of an action filed by Brady on August 11, 1988 in the Second Judicial District Court of the State of Nevada, in and for the County
of Washoe, captioned, "Brady Hot Springs Geothermal Associates v. Sierra Pacific
Power Company," Case No. CV88-4652.

     c. Sierra and NGPP entered into a separate Long-Term Agreement for the
Purchase and Sale of Electricity dated October 5, 1990 ("Agreement").

                                     Page 1                               7/3/91

     d. NGPP has requested an extension of time to perform milestones and meet project schedule requirements to allow for a reasonable schedule for development of the Project.

     e. NGPP has assigned its rights, duties, and obligations under the
Agreement to Seller and Sierra has consented to that assignment.

     f. Seller and Sierra have agreed to combine the Agreement and the Brady
Contract into one single contract by terminating the Brady Contract and amending the Agreement to reflect a combined plant of 19.9 MW of capacity.

     In consideration of the promises and covenants contained herein, the
Parties agree as follows:

2. Amendment Term. This Amendment shall be effective at 2400 hours on the effective date of Sierra's Consent to Assignment of the Brady Contract from
Brady Hot Springs Geothermal Associates to Seller ("Effective Date") and shall continue until the Agreement is terminated.

3. Brady Contract Termination. Upon the Effective Date of this Amendment, the
Brady Contract shall be terminated in its entirety.

4. Rate. Subsections 8.(c) and 8 (d) of the Agreement are amended to read as follows:

          "(c) If the Commercial Operation Date of the Project is on or before
     2400 hours on August 20, 1992, then Sierra shall pay Seller, during the period commencing on the Commercial Operation Date and continuing for the
     Term, for all Adjusted Net Metered Output purchased from Seller's Project pursuant to the applicable provisions set forth in Exhibit D.

          (d) If the Commercial Operation Date of the Project is after 2400 hours on August 20, 1992, but on or before 2400 hours on

                                     Page 2                               7/3/91

     November 20, 1992, then Sierra shall pay Seller, during the period commencing on the Commercial Operation Date and continuing for the Term, for all Adjusted Net Metered Output purchased from Seller's Project pursuant to the applicable provisions set forth in Exhibit D."

5. Guarantees. Section 11. Guarantees of the Agreement is hereby replaced and shall read as follows:

          "11. Guarantees. (a) Upon financial closing of the Project, but in no event later than July 31, 1991, Seller shall provide to Sierra $231,000 as an additional amount of earnest money deposit. The deposit may be in the form of cash, an irrevocable letter of credit or any other form acceptable to Sierra. Such deposit, if other than cash, shall list Sierra as beneficiary and provide Sierra with clear first rights to the deposit in the event of a default as noted in subsection (b) below. Seller has previously advanced to Sierra an earnest money deposit of $67,500. The total earnest money amount of $298,500 is based upon a fee of $15.00 per KW and a capacity of 19,900 KW.

          (b) In the event Seller does not complete a milestone in accordance with Section 9 of this Agreement, withdraws the Project, cancels the
     Project for any reason including force majeure, or does not achieve a
     Commercial Operation Date pursuant to Section 7 on or before 2400 hours on
     August 20, 1992, Seller shall forfeit its $298,500 deposit to Sierra.

          (c) Sierra will refund the deposit to Seller or apply it against any outstanding balance if Seller establishes a Commercial Operation Date for the Project, pursuant to Section 7 of this Agreement, on or before 2400 hours on August 20, 1992."

                                     Page 3                               7/3/91

6. Sale of Capacity and Energy. Section 6.(a)(2) of the Agreement is amended to read as follows:

          "(2) Firm Energy which is expected to total approximately 164,241,400 kilowatt hours in any Contract Year subject to the restrictions specified in Section 15 of this Agreement."

Section 6.(b) of the Agreement is amended to read as follows:

          "(b) At the end of the third Contract Year, and the end of each
     Contract Year thereafter, Sierra shall perform the following calculations:
     1) calculate the three year average of the Peak Period Capacity for the three immediately preceding years by adding the billing period Peak Period
     Capacity for those thirty-six (36) months and dividing by thirty-six (36).
     2) If such average is below 95% and greater than or equal to 85% of the
     Peak Period Capacity value in Exhibit B, then the capacity rate for the next year shall be reduced 1% for each percent or portion thereof that the average is below 100%; 3) If the average is less than 85% of the Peak
     Period Capacity value in Exhibit B, then the Seller shall pay Sierra the sum of $1,500,000 as and for liquidated damages. This shall be a lump sum payment in 1990 dollars and shall be escalated at GNPD beginning the year
     1991 up to the year of the payment. This amount will be billed as soon as reasonably practicable after the determination of the three year average and shall be due within thirty (30) days of such billing.

          If the three year rolling average is less than 85% of the Average Peak
     Period Capacity Value then specified in Exhibit B, then each of the Exhibit
     B Peak Period Capacity values shall be replaced by the average Peak Period
     Capacity value for that billing period in the three year period described above. Said average Peak Period Capacity value

                                     Page 4                               7/3/91

     shall be calculated by adding the Peak Period Capacity value for that billing period in each of the previous three years and dividing by 3.
     Sierra shall prepare a revised Exhibit B to incorporate such revised Peak
     Period Capacity values and such revised values shall be used thereafter, effective the first month of the new Contract Year. The capacity rate will revert back to the amount specified in Exhibit D effective with the revised
     Exhibit B. At the end of the next three contract years, and the end of each
     Contract Year thereafter, Sierra shall repeat the calculations 1, 2, and 3 above."

7. Continuity of Deliveries and Economic Dispatch. Section 15.(b) of the
Agreement is amended to read as follows:

          "(b) Sierra shall have the right to economically dispatch the Project for a maximum of 6,000,000 kilowatt hours of Adjusted Net Metered Output each Contract Year. Such economic dispatch capability shall be exercised by verbal notice to Seller by Sierra by 1000 hours on the day preceding the day on which the Project will be economically dispatched. Such notice shall include the hours and the reduced energy price for such hours. Seller shall have the option of accepting the reduced energy payment as specified by
     Sierra at the time of such notice for continued deliveries of capacity and energy, or discontinuing delivery of capacity and energy for the period described in Sierra's notice. Seller shall notify Sierra verbally by 1100 hours of the option Seller has selected.

          For any month in which Sierra exercises its economic dispatch rights for energy under this subsection, Sierra shall provide Seller an accounting of the reduced energy price contained in the verbal notice

                                     Page 5                               7/3/91

     by Sierra to Seller. Such accounting shall be included as part of the following month's payment to Seller as provided in Section 13."

8. Project Schedule.

     (A) Section 9.(b) of the Agreement is amended to read as follows:

          "(b) Seller shall provide Sierra with the specific amounts of: (1)
     steam in pounds per hour, (2) pressure in pounds per square inch and (3)
     temperature in degrees Fahrenheit, (all measured or recorded at the turbine inlet valve) which are necessary to operate the Project at the average of the Peak Period Capacity value specified in Exhibit B. Data shall be provided to Sierra by 2400 hours on September 16, 1991. Subject to Sierra's review and acceptance, Seller may change this data no later than the date of completion of Item 3 in Exhibit O. This information will be used as a baseline and monitoring tool for items 3 and 7 in Exhibit O."

9. Insurance. Section 20 (b) of the Agreement is amended to read as follows:

          "(b) Prior to connection of the Project to Sierra's system, Seller shall secure and continuously carry for the Term hereof, with an insurance company or companies acceptable to Sierra, insurance policies for bodily injury and property damage liability. Such acceptance shall not be unreasonably withheld. Such insurance shall include: provisions or endorsements naming Sierra as additional insured as its interest may appear; provisions that such insurance is primary insurance with respect to the interest of Sierra and that any insurance maintained by Sierra is excess and not contributory insurance with the insurance required hereunder; cross-liability or severability of insurance interest clause; and provisions that such policies shall not be cancelled or their limits of liability

                                     Page 6                               7/3/91

reduced without thirty (30) days prior written notice to Sierra. Initial limits of liability for all requirements under this Section shall be not less than
$2,000,000 for each occurrence."

10. Exhibits. Exhibits B, D, E and O of the Agreement are replaced by the
Exhibits B, D, E, and O attached hereto.

11. Status of Amendment. It is expressly understood and agreed by the Parties hereto that this Amendment is supplemental to the Agreement. It is further understood and agreed that all the terms, conditions, and provisions of the
Agreement, unless specifically modified herein are to apply to this Amendment and are made part of the Amendment as though they were expressly rewritten, incorporated and included herein.

                                     Page 7                               7/3/91

12. Multiple Originals. Three (3) copies of this Agreement have been executed by the Parties. Each executed copy shall be deemed an original.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on this
12 day of July, 1991. Acknowledged and Agreed To By:

BRADY POWER PARTNERS

BY: NEVADA GEOTHERMAL POWER PARTNERS,
    LIMITED PARTNERSHIP, A GENERAL PARTNER

BY: HOT SPRINGS POWER COMPANY, ITS MANAGING
    GENERAL PARTNER

BY: /s/ RANDY S. GOLDENHERSH
    ---------------------------
    RANDY S. GOLDENHERSH,
    PRESIDENT

DATE: 7/8/91

BY: ESI BH LIMITED PARTNERSHIP, A GENERAL
    PARTNER

BY: ESI BRADY, INC., ITS GENERAL PARTNER

BY: /s/ LARRY K. CARPENTER
    ---------------------------
    LARRY K. CARPENTER
    PRESIDENT

DATE:
      -------------------------

SIERRA:

SIERRA PACIFIC POWER COMPANY

BY: /s/ GERALD W. CANNING
    ---------------------------
    GERALD W. CANNING
    VICE PRESIDENT,
    ELECTRIC RESOURCES

DATE: 7/12/91

---------
  APPVD.
---------
____
---------
____
---------

                                     Page 8                               7/3/91

                                                      Exhibit A
                                                      To Long Term Agreement
                                                      For The Purchase and Sale
                                                      of Electricity Between
                                                      Sierra Pacific Power
                                                      Company and Brady Power
                                                      Partners Effective Upon
                                                      Execution

                              PROJECT UNIT LISTING

TURBINE NAMEPLATE:

                       Two High Pressure Units                                 One Low Pressure Unit
                       -----------------------                                 ---------------------

Manufacturer:          General Electric                                        General Electric
Model:                 CL55                                                    CL55
Type:                  Double Flow                                             Double Flow
Rating:                8058 KW @ 51.52 psia inlet,                             7839 KW @ 26.55 psia inlet,
                       2.5" HGA exhaust                                        2.5" HGA exhaust

GENERATOR NAMEPLATE: (Same for all turbines)
Manufacturer:          Ideal Electric
Model:                 SAB
Type:                  Synchronous, Horizontal, TEWAC
Rating:                8889 KVA, 8000 KW, 0.9 pf
Voltage:               12.5 KV, 3 phase, Y-connected, 60 Hz
Speed:                 1800 rpm
Temperature Rise:      80(DEG.)C by resistance above a 40(DEG.)C ambient
Insulation:            Class F
Additional Features:   Damper Windings
                       Brushless Exciter
                       Permanent Magnet Alternator
                       Static Voltage Regulator

The power plant will consist of two high pressure units and one low pressure unit, each with nameplate data as presented above. They will be supplied by
Geothermal Power Company of Elmira, New York, as skid-mounted units complete with speed reduction gear, lube-oil system, steam inlet control valves, hydraulic oil system, and switchgear.

BRADY POWER PARTNERS

By: NEVADA GEOTHERMAL POWER PARTNERS, LIMITED PARTNERSHIP,
    A GENERAL PARTNER

    By: Hot Springs Power Company, a general partner

    By: /s/ Randy Goldenhersh
        ------------------------

    By: Randy Goldenhersh, President

    Date: 11/20/91

By: ESI BH, LIMITED PARTNERSHIP, A GENERAL PARTNER

    By: ESI BH Limited Partnership, a general partner

    By: /s/ Larry K. Carpenter
        ------------------------

    By: Larry K. Carpenter, President

    Date: 12-9-91

SIERRA PACIFIC POWER COMPANY

By: /s/ Gerald W. Canning                                              ---------
    ----------------------------                                         APPVD.
    Gerald W. Canning, Vice President, Electric Operations             ---------
                                                                       ___   ___
    Date: 12/20/92                                                     ---------

                                                                       ---------

                                                                   ATTACHMENT #1
                                                                       EXHIBIT B
                                                                 AMENDMENT NO. I
                                                                     Page 1 of 1

                                 CAPACITY TABLE
                    NEVADA GEOTHERMAL POWER PARTNER'S PROJECT

BILLING PERIOD                                    PEAK PERIOD CAPACITY VALUE: KW
--------------                                    ------------------------------
JANUARY.........................................               19,900
FEBRUARY........................................               19,600
MARCH...........................................               19,100
APRIL...........................................               18,700
MAY.............................................               18,300
JUNE............................................               17,800
JULY............................................               17,700
AUGUST..........................................               17,700
SEPTEMBER.......................................               18,300
OCTOBER.........................................               19,000
NOVEMBER........................................               19,300
DECEMBER........................................               19,700
                                                               ------
AVERAGE OF THE PEAK PERIOD CAPACITY VALUES, KW..               18,700

                                                                       EXHIBIT C
                                                                       1 of 4

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              15th Revised   P.S.C.N. Sheet No. 2
Tariff No. Electric No. 2      Cancelling 14th Revised   P.S.C.N. Sheet No. 2

--------------------------------------------------------------------------------

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATION AND SMALL POWER PRODUCTION

APPLICABILITY

          This schedule is applicable only to purchases from Qualifying
Facilities as defined in Utility's Nevada Electric Tariff No. 1 Rule No. 15
under a Short-Term Purchase Agreement with Utility and where no other schedules are specifically applicable.

RATES

          Utility will pay the sum of the following rates for the energy and capacity provided as determined by meter readings:

     (1)  ENERGY RATE

     a.   Time-differentiated:

                                                                   1992
                                           -----------------------------------------------------
                                           1st Quarter   2nd Quarter   3rd Quarter   4th Quarter
                                           01/01-03/31   04/01-06/30   07/01-09/30   10/01-12/31
                                           -----------   -----------   -----------   -----------

     Winter
          All On-Peak kWh, per kWh           $0.02247      $0.01760        N/A         $0.01969
          Plus all Mid-Peak kWh, per kWh     $0.02190      $0.01763        N/A         $0.01990
          Plus all Off-Peak kWh, per kWh     $0.01882      $0.01772        N/A         $0.01792

     Summer
          All On-Peak kWh, per kWh             N/A         $0.01717      $0.01847        N/A
          Plus all Off-Peak kWh, per kWh       N/A         $0.01726      $0.01790        N/A

     b.   Non-time differentiated: (See Special Condition 3)

          All kWh, per kWh                   $0.02087      $0.01751      $0.01818      $0.01911

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 01/01/92
                                      Issued By:
Effective: 01/01/92               William L. Keepers
                                      President
Advice No.: 308-E

                                   Appendix E
                                   Page 1 of 4

                                                                       EXHIBIT C
                                                                       2 of 4

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              15th Revised   P.S.C.N. Sheet No. 3
Tariff No. Electric No. 2      Cancelling 14th Revised   P.S.C.N. Sheet No. 3

--------------------------------------------------------------------------------

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

RATES (Continued)

(2)  CAPACITY RATE

a.   Time-differentiated:
                                         1992
                                       -------
Winter
     All On-Peak kWh, per kWh          $.00959
     Plus all Mid-Peak kWh, per kWh    $.00859
     Plus all Off-Peak kWh, per kWh    $.00506

Summer
     All On-Peak kWh, per kWh          $.00796
     Plus all Off-Peak, kWh, per kWh   $.00516

b.   Non-time differentiated: (See Special Condition 3)

     All kWh, per kWh                  $.00717

SPECIAL CONDITIONS

1. The payment period for Utility purchases hereunder shall be the time interval between two consecutive meter readings that are taken for billing purposes.

2. The Utility and the Qualifying Facility shall have executed a Short-Term
Purchase Agreement for the purchase and sale of capacity and energy.

3. Qualifying Facilities having rated (nameplate) capacities of 100 kW or less shall have the option to choose either flat or time-differentiated rates.
Qualifying Facilities having rated (nameplate) capacities in excess of 100 kW will receive payments based on the time-differentiated rates only.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 01/01/92
                                      Issued By:
Effective: 01/01/92               William L. Keepers
                                      President
Advice No.: 308-E

                                   Appendix E
                                   Page 2 of 4

                                                                       EXHIBIT C
                                                                       3 of 4

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              15th Revised   P.S.C.N. Sheet No. 3
Tariff No. Electric No. 2      Cancelling 14th Revised   P.S.C.N. Sheet No. 3

--------------------------------------------------------------------------------

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

RATES (Continued)

(2)  CAPACITY RATE

a.   Time-differentiated:
                                         1992
                                       -------
Winter
     All On-Peak kWh, per kWh          $.00959
     Plus all Mid-Peak kWh, per kWh    $.00859
     Plus all Off-Peak kWh, per kWh    $.00506

Summer
     All On-Peak kWh, per kWh          $.00796
     Plus all Off-Peak, kWh, per kWh   $.00516

b.   Non-time differentiated: (See Special Condition 3)

     All kWh per kWh                   $.00717

SPECIAL CONDITIONS

1. The payment period for Utility purchases hereunder shall be the time interval between two consecutive meter readings that are taken for billing purposes.

2. The Utility and the Qualifying Facility shall have executed a Short-Term
Purchase Agreement for the purchase and sale of capacity and energy.

3. Qualifying Facilities having rated (nameplate) capacities of 100 kW or less shall have the option to choose either flat or time-differentiated rates.
Qualifying Facilities having rated (nameplate) capacities in excess of 100 kW will receive payments based on the time-differentiated rates only.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 01/01/92
                                      Issued By:
Effective: 01/01/92               William L. Keepers
                                      President
Advice No.: 308-E

                                   Appendix E
                                   Page 3 of 4

                                                                       EXHIBIT C
                                                                       4 of 4

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              Original     P.S.C.N. Sheet No. 4
Tariff No. Electric No. 2      Cancelling              P.S.C.N. Sheet No.
                                          ----------                      --

--------------------------------------------------------------------------------

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATION AND SMALL POWER PRODUCTION
                                  (Continued)

SPECIAL CONDITIONS, (Continued)

     4. Daily time periods will be based on Pacific time and are defined as follows:

Winter Period     On-Peak   5:01 p.m. to 10:00 p.m. daily
                 Mid-Peak   7:00 a.m. to  5:00 p.m. daily
                 Off-Peak   All other hours

Summer Period     On-Peak   10:01 a.m. to 10:00 p.m. daily
                 Off-Peak   All other hours

     The winter period will consist of eight months from October through May.
The summer period will consist of four months from June through September.

     5. Qualifying Facilities providing energy to Utility hereunder shall be entitled to receive electric service from Utility on the filed rates schedule(s) contained in Utility's Nevada Electric Tariff No. 1 applicable to the type and location of the Qualifying Facility.

     6. All purchases made under this schedule are subject to the provision of
Rule No. 15 as contained in Utility's Nevada Electric Tariff No. 1.

--------------------------------------------------------------------------------

Issued:     6/23/86

                                   Issued By:
Effective:  6/23/86             Austin W. Stedham
                                    President

Advice No.: 249-E
            (Revised)

                                   Appendix E
                                   Page 4 of 4

--------------------------------------------------------------------------------

                                                                   Attachment #2
                                                                       Exhibit D
                                                                 Amendment No. 1
                                                                Payment Schedule
                                                                     Page 1 of 4

1.   This payment schedule is applicable only to purchases of firm capacity and firm energy from the Nevada Geothermal Power Partner's Project described in this Agreement.

2.a. If Seller's Project establishes a Commercial Operation Date which meets the criteria specified in Section 7 of this Agreement and thereby qualifies for payments pursuant to this Exhibit, Sierra will pay for the total Firm
     Energy and Firm Capacity delivered as determined by the Adjusted Net
     Metered Output:

2.b. Subject to the provisions in Section 15(b) of the Agreement, the energy payment shall be the sum of the products of the appropriate energy rate and the corresponding period kWh Adjusted Net Metered Output.

     Energy payment = [E] Periods (kWh delivered x Energy Rate of Section
                                 2.b.(i) of this Exhibit x 2/3)

                    + [E] Periods (kWh delivered x Energy Rate of Section
                                 2.b.(ii) of this Exhibit x 1/3)

     (i) PERIOD       1991$ PER KILOWATT-HOUR BASE ENERGY RATE

                                                        Commercial Operation
                                 Commercial Operation        Date between
                                   Date on or before     August 20, 1992 and
                                    August 20, 1992       November 20, 1992
                                 --------------------   --------------------

     Winter
     All on-peak kWh, per kWh           $.02662                .02560
     All mid-peak kWh, per kWh          $.02583                .02484
     All off-peak kWh, per kWh          $.02334                .02244

     Summer
     All on-peak kWh, per kWh           $.02608                .02508
     All off-peak kWh, per kWh          $.02376                .02285

     These rates shall be subject to adjustment as noted in Section 6.a of this
     Exhibit.

                                                                   Attachment #2
                                                                       Exhibit D
                                                                 Amendment No. 1
                                                                Payment Schedule
                                                                     Page 2 of 4

     (ii) PERIOD     1991$ PER KILOWATT-HOUR BASE ENERGY RATE

                                                        Commercial Operation
                                 Commercial Operation        Date between
                                   Date on or before     August 20, 1992 and
                                    August 20, 1992       November 20, 1992
                                 --------------------   --------------------
     Winter
     All on-peak kWh, per kWh           $.03845                .03545
     All mid-peak kWh, per kWh          $.03740                .03440
     All off-peak kWh, per kWh          $.03408                .03108

     Summer
     All on-peak kWh, per kWh           $.03773                .03473
     All off-peak kWh, per kWh          $.03464                .03164

     These rates shall be subject to adjustment as noted in Section 6.b of this
     Exhibit.

If Seller has accepted a reduced rate for the sale of energy in accordance with
Section 15(b) of the Agreement, then such reduced rate specified in the verbal notice shall be utilized in the calculation of payment for the Adjusted Net
Metered output delivered for the time period specified in the verbal notice.

2.c. The capacity payment shall be as noted below and shall be subject to adjustment as noted in Section 2 of this Exhibit.

     Capacity Payment = Capacity Rate of Section 2.c. (i) of this Exhibit x
                        Capacity Level x 2/3

                   +    Capacity Rate of Section 2.c. (ii) of this Exhibit x
                        Capacity Level x 1/3

     (i)    Capacity Rate            Effective Date
           ---------------   ----------------------------
           $20.25/kW Month   Commercial Operation Date

           $ 8.88/kW Month   Twentieth (20th) Anniversary
                             of Commercial Operation Date

     (ii)   Capacity Rate            Effective Date
           ---------------   ----------------------------
           $14.62/kW Month   Commercial Operation Date

                                                                   Attachment #2
                                                                       Exhibit D
                                                                 Amendment No. 1
                                                                Payment Schedule
                                                                     Page 3 of 4

               $6.41/kW Month                       Twentieth (20th) Anniversary
                                                    of Commercial Operation Date

Capacity Level = the lesser of:

     (a) The kWh generated during the Peak Period divided by the Peak Period or,

     (b) The monthly on-peak capacity value noted in Exhibit B corresponding to the billing period.

3.   The Peak Period will be reduced by the cumulative monthly total of Peak
     Period hours associated with Sierra's requirement to curtail Adjusted Net
     Metered Output pursuant to Sections 15 (a) and 15 (b) of the Agreement to the extent such monthly curtailment exceeds 4 hours. Only the hours of curtailment that exceed 4 hours shall be deducted on a monthly or cumulative basis. It shall be Seller's responsibility to maintain a log of the monthly and cumulative total of curtailment hours curtailed pursuant to subsection 15 (a) of the Agreement and notify Sierra monthly of such amounts.

4.   The billing period for Sierra purchases hereunder shall be the time interval between two consecutive meter readings that are taken for billing purposes.

5.   Daily time periods will be based on Pacific time and are defined as follows:

     Winter Period
     On-Peak    5:01 p.m. to 10:00 p.m. daily
     Mid-Peak   7:00 a.m. to 5:00 p.m. daily
     Off-Peak   All other hours

     Summer Period
     On-Peak    10:01 a.m. to 10:00 p.m. daily
     Off-Peak   All other hours

     The winter period will consist of eight (8) months from October through
     May. The summer period will consist of four (4) months from June through
     September.

     This table is excerpted from Electric Tariffs No. 2, PSCN Sheet No. 4,
     Schedule No. CSPP, and is subject to change in accord with the on-

                                                                   Attachment #2
                                                                       Exhibit D
                                                                 Amendment No. 1
                                                                Payment Schedule
                                                                     Page 4 of 4

     peak, mid-peak, and off-peak periods as described in SPPC's own rate schedules for the sale of electricity, as revised from time to time.

6.a. The energy rate contained in Section 2.b (i) of this Exhibit shall be adjusted on the first anniversary and each subsequent anniversary of the
     Commercial Operation Date of the Project. The adjustment shall be calculated as follows:

     R(n) = (1.04) R(n-1)

     R = the indexed rate
     n = the calendar year in which the adjustment takes place

     The capacity rates in Section 2.c. (i) of this Exhibit shall remain fixed at the level indicated in Section 1 of this Exhibit, unless modified pursuant to Section 2 of this Exhibit.

6.b. The energy rate contained in Section 2.b. (ii) of this Exhibit shall be adjusted on the first anniversary and each subsequent anniversary of the
     Commercial Operation Date of the Project based on a three year rolling average of the change in the Gross National Product Deflator during the prior calendar year. The adjustment shall be calculated as follows:

     R(n) = (((I(n-l)/I(n-2)+(I(n-2)/I(n-3))+(I(n-3)/I(n-4))/3) R(n-1)

     R =    the indexed rate

     I =    the absolute level of the appropriate year index

     n =    the calendar year in which the adjustment takes place.

     In no event shall R(n) exceed a 5.5 percent increase for any three year rolling average.

     The capacity rates contained in Section 2.c (ii) of this Exhibit shall remain fixed at the level indicated in Section 2.c (ii) of this Exhibit, unless modified pursuant to Section 2 of this Exhibit.

                                                                   ATTACHMENT #3
                                                                       EXHIBIT E
                                                                 AMENDMENT NO. 1
                                                                     Page 1 of 4

                           SAMPLE BILLING CALCULATIONS

This example is for purposes of illustrating billing under the rate schedule contained in this Agreement only, and does not supplement or amend the terms of the Agreement to which it is attached.

1.   If the Project qualified for payment under Section 8(d) of this Agreement, the following payment method is applicable:
     Assume: a.     On-peak generation is 3,123,000 kWh.
             b.     Mid-peak generation is 6,246,000 kWh.
             c.     Off-peak generation is 5,621,400 kWh.
             d.     The energy and capacity was delivered during the
                    First Contract Year for the March billing period.
             e. o   2/3 of the energy will be paid at the following rates:
                    On-peak Exhibit D 2.b.(i) energy rate is $.02560/kWh.
                    Mid-peak Exhibit D 2.b.(i) energy rate is $.02484/kWh.
                    Off-peak Exhibit D 2.b.(i) energy rate is $.02244/kWh.
                o   1/3 of the energy will be paid at the following rate:
                    On-peak Exhibit D 2.b.(i) energy rate is $.03545/kWh.
                    Mid-peak Exhibit D 2.b.(i) energy rate is $.03440/kWh.
                    Off-peak Exhibit D 2.b.(i) energy rate is $.03108/kWh.

             f. o   2/3 of the capacity will be paid at the following rate:
                    Exhibit D 2.c.(i) capacity rate is $20.25/kW month.
                o   1/3 of the capacity will be paid at the following rate:
                    Exhibit D 2.c.(ii) capacity rate is $14.62/kWh.
             g.     There were 465 mid and on-peak hours during the billing
                    period.

     Calculation of the Energy Payment:

     The energy payment will equal the sum of the products of on-peak, mid-peak, and off-peak generation kilowatt hour values and the energy rate prorated at the different rates specified above.
     On-peak  =   2/3 x 3,123,000 kWh x $.02560 =   $ 53,299.20
     Mid-peak =   2/3 x 6,246,000 kWh x $.02484 =   $103,433.76

                                                                   ATTACHMENT #3
                                                                       EXHIBIT E
                                                                 AMENDMENT NO. 1
                                                                     Page 2 of 4

Off-peak = 2/3 x 5,621,400 kWh x $.02244 = $ 84,096.14
On-peak  = 1/3 x 3,123,000 kWh x $.03545 = $ 36,903.45
Mid-peak = 1/3 x 6,246,000 kWh x $.03440 = $ 71,620.80
Off-peak = 1/3 x 5,621,400 kWh x $.03108 = $ 58.237.70
                                           -----------
Total Energy Payment                       $407,591.05

Calculation of Capacity Payment:

The capacity payment will be prorated at the rates specified above. The capacity payment will equal the lesser of a) the product of the Capacity Rate and the kWh generated during the Peak Period hours, divided by the number of Peak Period hours or b) the product of the Capacity Rate and Peak Period Capacity Value of
19,100 kW for the March Billing Period.

          1)   o $20.25/kW x 2/3 x 9,369,000 kWh / 465 = $272,003.23

               o $14.62/kW x 1/3 x 9,369,000 kWh / 465 = $ 98,189.81

          2)   o $20.25/kW x 2/3 x 19,100 kW = $257,850.00

               o $14.62/kW x 1/3 x 19,100 kW = $ 93,080.67

               Capacity Payment                $350,930.67

          Calculation of Total Payment:

          Total Payment will equal the sum of the capacity payment and energy payment.

          Total Payment = $407,591.05 + $350,930.67 = $758,521.72

     2.   If the Project qualified for payment under Section 8 (b) of this
          Agreement, the following payment method is applicable:

                                                                   ATTACHMENT #3
                                                                       EXHIBIT E
                                                                 AMENDMENT NO. 1
                                                                     Page 3 of 4

          Assume: a.   On-peak generation is 458,333 kWh.

                  b.   Mid-peak generation is 825,000 kWh.

                  c.   Off-peak generation is 550,000 kWh.

                  d.   On-Peak Exhibit C capacity rate is $.00873/kWh and
                       energy rate is $.02402/kWh.

                  e.   Mid-peak Exhibit C capacity rate is $.00782/kWh and
                       energy rate is $.02378/kWh.

                  f.   Off-peak Exhibit C capacity rate is $.00461/kWh and
                       energy rate is $.02022/kWh.

Calculation of Capacity Payment:

The capacity payment will equal the sum of the products of on-peak, mid-peak, and off-peak generation kilowatt hour values and their respective rates.

On-peak  = 458,333 kWh x $.00873 = $ 4,001.25

Mid-peak = 825,000 kWh x $.00782 = $ 6,451.50

Off-peak = 550,000 kWh x $.00461 = $ 2,535.50

Capacity Payment                   $12,988.25

Calculation of Energy Payment:

The energy payment will equal the sum of the products of on-peak, mid-peak, and off-peak generation kilowatt hour values and their respective rates.

On-peak  = 458,333 kWh x $.02402 = $11,009.16

Mid-peak = 825,000 kWh x $.02378 = $19,618.50

Off-peak = 550,000 kWh x $.02022 = $11,121.00
                                   ----------
Energy Payment                     $41,748.66

                                                                   ATTACHMENT #3
                                                                       EXHIBIT E
                                                                 AMENDMENT NO. 1
                                                                     Page 4 of 4

Calculation of Total Payment:

Total Payment will equal the sum of the capacity payment and energy payment.

Total Payment = $12,988.25 + 41,748.66 = $54,736.91

                         BRADY POWER PROJECT - Schedule

                                    [GRAPHIC]

________ POWER PARTNERS:

_______ GEOTHERMAL POWER
_______, LIMITED PARTNERSHIP,
_________ general partner

_________ Power Company,
_________ general partner

_____ /s/ Illegible
      ----------------------------------
_____ __oldenhersh, President
_______ __/10/91

By: ESI BH Limited Partnership,
         a general partner

By: /s/ Illegible
    ------------------------------------

By: Larry K. Carpenter, President
    Date: 12-9-91

SIERRA PACIFIC POWER COMPANY

By: /s/ Gerald W. Canning
    ------------------------------------
    Gerald W. Canning, Vice President
           Electric Operations
    Date: 12/20/92

--------
  APPVD.
--------
CD   SRC
--------

--------

Amendment No. 1 to Exhibit __
To Long Term Agreement ___ Purchase and Sale of Electricity Between Sierra
Pacific Power Company and Brady Power Partners

Effective Upon Execution

                                                                       EXHIBIT G
                                                                       1 of 12

SIERRA PACIFIC POWER COMPANY
        RENO, NEVADA                         First Revised Sheet P.S.C.N. No. 50
                                       Cancelling Original Sheet P.S.C.N. No. 50

--------------------------------------------------------------------------------

                                   Rule No. 16

             SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES

A.   Service Installation (Continued)

     2.   Underground Service Connections (Continued)

          (b)  Underground Service from Underground System (Continued)

               (1)  New Underground Service Installations (Continued)

                    (A)  the Applicant shall (Continued)

                              transformer vault, pull box, or other duct
                              termination facilities,

                         2.   perform the necessary trenching, backfill, and
                              paving for the service lateral,

                         3.   furnish and install any select backfill materials
                              required,

                         4.   furnish, install, and maintain, at his expense,
                              any specified conduit or duct from the transformer
                              vault, pull box, or other duct termination
                              facilities to the service connection point,

                         5.   permit the Utility to use the trench and any
                              conduit or duct system on his premises for the
                              purpose of housing the Utility's service
                              conductors or cables,

                         6.   pay to the Utility the cost of any conductors or
                              cables required between the service connection
                              point and the duct termination facilities in
                              addition to that provided by the Utility in
                              Section A.2.(b).(l). (B).6. hereof, and

                         7.   provide and maintain, at his expense, any
                              necessary outdoor termination enclosures.

                    (B)  the Utility shall

                         1.   specify the number, size and location of the
                              transformer vaults, pull boxes, or other duct
                              termination facilities,

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: June 23, 1966               Issued By:
                                  Neil W. Plath
EFFECTIVE: October 3, 1966          President

                                                                       EXHIBIT G
                                                                       2 of 12

SIERRA PACIFIC POWER COMPANY
        RENO, NEVADA                         First Revised Sheet P.S.C.N. No. 51
                                       Cancelling Original Sheet P.S.C.N. No. 51

--------------------------------------------------------------------------------

                                   Rule No. 16

             SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     2.   Underground Service Connections (Continued)

          (b)  Underground Service from Underground System (Continued)

               (1)  New Underground Service Installations (Continued)

                    (B)  the Utility shall (Continued)

                         2.   designate the location of the service-connection
                              point at or near the property line of Applicant,

                         3.   specify the number, size, type and manner of
                              installation of conduit or duct systems on
                              Applicant's premises,

                         4.   specify the size of the conductors or cables to be
                              installed,

                         5.   install the conductors or cables from the service
                              connection point to the duct termination
                              facilities, and

                         6.   furnish and maintain, at its expense, all
                              conductors or cables required for installation
                              between the service connection point and the duct
                              termination facilities for a distance of one
                              hundred (100) feet or less.

                    (C)  the conductors or cables shall be terminated as
                         follows:

                         1.   Secondary service (480 volts or less). The
                              conductors or cables shall terminate in the
                              service terminating pull section of the
                              Applicant's switchgear or in a pull box or other
                              terminating facilities furnished and installed by
                              the Applicant.

                         2.   Primary service (2,400 volts or more). The
                              conductors or cables shall terminate in the
                              service terminating pull section of the
                              Applicant's switchgear or in a room, vault or
                              other suitable enclosure.

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: June 23, 1966               Issued By:
                                  Neil W. Plath
EFFECTIVE: October 3, 1966          President

                                                                       EXHIBIT G
                                                                       3 of 12

SIERRA PACIFIC POWER COMPANY
        RENO, NEVADA                        Second Revised Sheet P.S.C.N. No. 52
                                  Cancelling First Revised Sheet P.S.C.N. No. 52

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     2.   Underground Service Connections (Continued)

          (b)  Underground Service from Underground System (Continued)

               (2)  Underground Service Installations Replacing Existing
                    Overhead Services

                         In those instances and in those areas where an existing
                    overhead distribution system is replaced by an underground distribution system, underground service connections will be supplied in the same manner and subject to the same
                    conditions as for new installations under Section
                    A.2.(b).(l). above.

          (c)  Underground Services from Overhead Systems

               (1)  New Underground Service Installations

                         Upon a bona fide application for underground service
                    from an overhead system to an Applicant's premises, an
                    underground service connection will be provided by the
                    Utility in accordance with the following provisions:

                    (A)  the Applicant shall

                         1.   provide and maintain, at his expense, any required
                              transformer vault, pull box, or other duct
                              termination facilities,

                         2.   perform the necessary trenching, backfill, and
                              paving on his property and on the Utility easement
                              or right-of-way to the pole,

                         3.   furnish and install any select backfill materials
                              required,

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED:    April 17, 1970           Issued By:
                                  Neil W. Plath
EFFECTIVE: June 5, 1970             President

                                                                       EXHIBIT G
                                                                       4 of 12

SIERRA PACIFIC POWER COMPANY
        RENO, NEVADA                         First Revised Sheet P.S.C.N. No. 53
                                       Cancelling Original Sheet P.S.C.N. No. 53

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     2.   Underground Service Connections (Continued)

          (c)  Underground Services from Overhead Systems (Continued)

               (1)  New Underground Service Installations (Continued)

                    (A)  the Applicant shall (Continued)

                         4.   furnish, install, and maintain, at his expense,
                              any specified conduit or duct from the transformer
                              vault, pull box or other duct termination
                              facilities to the riser,

                         5.   furnish and install, at his expense, an
                              underground riser conduit to a point eight feet
                              above the ground on the designated pole,

                         6.   furnish the riser conduit and the required
                              protective coverings, attachments and terminals to
                              complete the riser installation,

                         7.   permit the Utility to use the trench and any
                              conduit and duct system on his premises for the
                              purpose of housing the Utility's service
                              conductors or cables,

                         8.   pay to the Utility the cost of any conductors or
                              cables required between the service connection
                              point on the pole and the duct termination
                              facilities in addition to that provided by the
                              Utility in Section A.2.(c). (1).(B).8. hereof, and

                         9.   provide and maintain, at his expense, any
                              necessary outdoor termination enclosures.

                    (B)  the Utility shall

                         1.   specify the number, size and location of the
                              transformer vaults, pull boxes or other duct
                              termination facilities,

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: June 23, 1966               Issued By:
                                  Neil W. Plath
EFFECTIVE: October 3, 1966          President

                                                                       EXHIBIT G
                                                                       5 of 12

SIERRA PACIFIC POWER COMPANY
        RENO, NEVADA                         First Revised Sheet P.S.C.N. No. 54
                                       Cancelling Original Sheet P.S.C.N. No. 54

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     2.   Underground Service Connections (Continued)

          (c)  Underground Services from Overhead Systems (Continued)

               (1)  New Underground Service Installations (Continued)

                    (B)  the Utility shall (Continued)

                         2.   designate the pole or location of such pole where
                              the service connection will be made,

                         3.   specify the number, size, type and manner of
                              installation of conduit or duct systems on
                              Applicant's premises,

                         4.   specify the number, size and type of riser
                              together with associated protective coverings and
                              attachments,

                         5.   specify the size of conductors or cables to be
                              installed,

                         6.   install the conductors or cables from the service
                              connection point on the pole to the duct
                              termination facilities,

                         7.   install the remaining portion of the riser, and

                         8.   furnish and maintain, at its expense, all
                              conductors or cables required for installation
                              between the service connection point on the pole
                              and the duct termination facilities for a distance
                              of one hundred (100) feet or less.

                    (C)  the conductors or cables shall be terminated as
                         follows:

                         1.   Secondary service (480 volts or less). The
                              conductors or cables shall terminate in the
                              service terminating pull section of the
                              Applicant's switchgear or in a pull box or other
                              termination facilities furnished and installed by
                              the Applicant.

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: June 23, 1966               Issued By:
                                  Neil W. Plath
EFFECTIVE: October 3, 1966          President

                                                                       EXHIBIT G
                                                                       6 of 12

SIERRA PACIFIC POWER COMPANY                Second Revised Sheet P.S.C.N. No. 55
        RENO, NEVADA              Cancelling First Revised Sheet P.S.C.N. No. 55

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     2.   Underground Service Connections (Continued)

          (c)  Underground Services from Overhead Systems (Continued)

               (1)  New Underground Service Installations (Continued)

                    (C)  the conductors or cables shall be terminated as
                         follows: (Continued)

                         2.   Primary service (2,400 volts or more). The
                              conductors or cables shall terminate in the
                              service terminating pull section of the
                              Applicant's switchgear or in a room, vault or
                              other suitable enclosure.

               (2)  Underground Service Installations Replacing Existing
                    Overhead Services

                         Upon a bona fide application for replacement of an
                    existing overhead service with an underground service to an
                    Applicant's premises, an underground service connection will be supplied in the same manner and subject to the same
                    conditions as for new installations under Section A.2.
                    (c).(l). above.

          (d)  Replacement or Reinforcement of Existing Underground Services

                    Whenever, in the judgement of the Utility, an underground
               service requires replacement or reinforcement, such replacement or reinforcement will be made in the same manner and subject to the same conditions as for new installations under Section A.2.
               (b). (1). hereof.

     3.   Number of Services to be Installed

               The Utility will not install more than one service, either overhead or underground, for the same voltage and phase classification for any one building or group of buildings on a single premises, except that separate services may be installed for separate buildings or groups of buildings

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: April 17, 1970              Issued By:
                                  Neil W. Plath
EFFECTIVE: June 5, 1970             President

                                                                       EXHIBIT G
                                                                       7 of 12

SIERRA PACIFIC POWER COMPANY                Second Revised Sheet P.S.C.N. No. 56
        RENO, NEVADA              Cancelling First Revised Sheet P.S.C.N. No. 56

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     3.   Number of Services to be Installed (Continued)

          where necessary for the operating convenience of the Utility. Where required by law, local ordinance, and if at Customer's convenience;
          where the Utility installs more than one metered service, each meter will be billed separately. Where more than one class of service is required for a Customer and is to be supplied from the same pole, manhole or service box, the service outlets are to be located as close together as practicable.

     4.   Connection of Applicant's Service to Utility Lines

               Only authorized employees of the Utility will be permitted to connect the Applicant's service lateral and the Applicant's terminating facilities to, or disconnect the same from the Utility's electric lines.

     5.   Meters and Associated Equipment

          (a)  General

                    The Utility will, at its own expense, install a suitable
               meter on an Applicant's premises in a location furnished by him and approved by the Utility, which location shall, at all
               reasonable times, be accessible for reading, testing and
               maintaining the meter. No rent or other charge shall be made by the Applicant for the use of this location.

          (b)  Multiple-Occupancy Buildings

                    In multiple-occupancy buildings where a number of meters are required to measure the electricity supplied, all meters will be located at a central point and each meter socket or panel will be clearly marked to indicate the particular location supplied through it.

                    In buildings which are divided into two or more stores or
               other commercial premises, meters may be installed in the
               separate premises provided no adjacent alleyway, common basement or other location accessible to all the tenants and suitable for the installation of

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: June 23, 1966               Issued By:
                                  Neil W. Plath
EFFECTIVE: October 3, 1966          President

                                                                       EXHIBIT G
                                                                       8 of 12

SIERRA PACIFIC POWER COMPANY
        RENO, NEVADA                             Original Sheet P.S.C.N. No. 56A

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     5.   Meters and Associated Equipment (Continued)

          (b)  Multiple-Occupancy Buildings (Continued)

               a group of meters exist. In such buildings, all wiring from the
               Utility's point of delivery to the individual meters shall be in rigid conduit.

          (c)  Sealing of Meters

                    All meters will be sealed by the Utility at the time of
               installation and no seal shall be altered or broken except by one of its authorized employees.

          (d)  Equipment Furnished by Customer

                    All service switches, meter sockets, meter and instrument
               transformer housings, cutouts and similar devices, irrespective of voltage, required in connection with a service and meter installation on a Customer's premises shall be furnished,
               installed and maintained by the Customer in accordance with, the
               Utility's requirements.

          (e)  Equipment Furnished by Utility

                    The Utility will furnish and install the necessary
               instrument transformers, test facilities and meters. The Utility will furnish the metering enclosures when in the opinion of the
               Utility it appears necessary to locate metering equipment at a point that is not accessible to the Customer.

          (f)  Master Meters

                    A master meter will be furnished and installed by the
               Utility upon application by the owner or lessee of any buildings where the floors (or portions thereof) or rooms or groups of rooms are rented separately and where electric energy is to be metered and resold by said owner or lessee to the individual tenants as provided in Rule No. 18, Supply To Separate Premises and Resale. In such cases, the said owner or lessee shall
               furnish, install, maintain and test the submeters.

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: June 23, 1966               Issued By:
                                  Neil W. Plath
EFFECTIVE: October 3, 1966          President

                                                                       EXHIBIT G
                                                                       9 of 12

SIERRA PACIFIC POWER COMPANY                First Revised Sheet P.S.C.N. No. 56B
        RENO, NEVADA                  Cancelling Original Sheet P.S.C.N. No. 56B

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     6.   Transformer Installations on Applicant's Premises

          (a)  General

                    In those instances where the Utility, for aesthetic,
               economic or engineering reasons, desires to install transformers on Applicant's premises, the Applicant shall furnish a
               satisfactory right-of-way for the high voltage primary service conductors and shall provide adequate space for the transformer installation. Right-of-way and space provisions must be such that legal clearances from adjacent structures can be maintained and the vault, transformer room, or enclosures shall conform with all applicable laws of the State of Nevada, and/or municipal
               regulations, and/or regulations of other public bodies having jurisdiction thereof, and shall meet with the approval of the
               Utility.

          (b)  Installations of 75 Kva and Larger

               (1)  The Utility will not furnish pole-type structures.

               (2)  Where transformers and associated equipment or appurtenances are to be located in a fireproof vault or room in a building
                    (or structure), the Applicant shall, at his expense, provide and maintain such vault or room as specified by the Utility.
                    Applicant shall also furnish and install, at his expense,
                    all secondary equipment and material necessary to receive
                    service at the secondary terminals of transformer(s) or as otherwise specified by the Utility. The Utility will, at its expense, complete the installation.

               (3)  Where transformers and associated equipment or appurtenances are to be located outdoors, the Applicant shall, at his
                    expense, provide and maintain, as specified by the Utility, a concrete pad or foundation and suitable enclosure, if
                    required. The Applicant shall also furnish and install, at his expense, all secondary equipment and material necessary to receive service at the secondary terminals of the
                    transformer(s) or as otherwise specified by the Utility. The
                    Utility will, at its expense, complete the installation.

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: April 17, 1970             Issued By:
                                  Neil W. Plath
EFFECTIVE: June 5, 1970             President

                                                                       EXHIBIT G
                                                                       10 of 12

SIERRA PACIFIC POWER COMPANY                First Revised Sheet P.S.C.N. No. 56C
        RENO, NEVADA                  Cancelling Original Sheet P.S.C.N. No. 56c

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     6.   Transformer Installations on Applicant's Premises (Continued)

          (c)  Installations of Less Than 75 KVA

               (1)  The Utility will erect a pole-type transformer structure, at its expense, and service from this structure will be
                    supplied as specified by the Utility.

               (2)  In those instances where the Applicant has provided a fireproof vault or room, at his expense, the installation
                    shall be made in accordance with Section A.6.(b).(2). above.

               (3)  In those instances where the Applicant has provided a concrete pad or foundation, the installation will be made in accordance with Section A.6.(b).(3). above.

B.   Ownership

          The transformers, meters, service wires, appliances, fixtures and other facilities furnished by the Utility at its own expense and located wholly or partially upon a Customer's premises for the purpose of delivering electric energy to the Customer will at all times be and remain the property of the Utility which shall have the right to repair or replace them at any time or to remove them after service to the Customer has been discontinued.

          Such equipment may also be used to supply other Customers whether or not on the same premises, provided the proper rights-of-way have been obtained.

          No rent or other charge whatsoever shall be made by the Customer against the Utility for placing or maintaining said transformers, meters, service wires, appliances, fixtures, etc. upon the Customer's premises.

          The Customer shall exercise reasonable care to prevent the facilities of the Utility upon said premises from being damaged or destroyed, and shall refrain from interfering with same, and, in case any defect therein shall be discovered, shall notify the Utility thereof.

                                   (Continued)

--------------------------------------------------------------------------------

ISSUED: April 17, 1970             Issued By:
                                  Neil W. Plath
EFFECTIVE: June 5, 1970             President

                                                                       EXHIBIT G
                                                                       11 of 12

SIERRA PACIFIC POWER COMPANY                First Revised Sheet P.S.C.N. No. 56D
        RENO, NEVADA                  Cancelling Original Sheet P.S.C.N. No. 56D

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

C.   Maintenance

          The Utility will be responsible for the maintenance of its own property only, and the Customer shall be responsible for the maintenance of all other property required for the receipt of electric energy from the
     Utility.

D.   Right of Access

          Upon application for electric service and the establishment of service pursuant thereto, the Customer shall be deemed to grant to the Utility and its assigns, to whatever extent the Customer may be empowered to make such grant, an irrevocable easement upon and through the Customer's premises for the location of the facilities of the Utility required to provide service.
     Any such grant from the owner of the premises serviced shall be deemed to be an easement running with the land, and shall bind his heirs and assigns.

          The Utility will, at all reasonable times, have the right of access to a Customer's premises for any purpose normally connected with the furnishing of electric energy and the exercise of the rights secured to it by law or these rules.

E.   Responsibility for Loss or Damage

          The Utility will not be responsible for any loss or damage caused by any negligence or wrongful act of a Customer or Customer's authorized representatives in installing, maintaining, or operating the receiving facilities or utilizing equipment for which electric energy is being supplied.

          The Customer shall, at his sole risk and expense, furnish, install, inspect and keep in good and safe condition all electrical wires, lines, machinery and apparatus of any kind or character which may be required for:
     (1) receiving electric energy from the lines of the Utility, regardless of the location of the transformers, meters or other equipment of the Utility;
     and (2) applying and utilizing such energy, including all necessary protective appliances and suitable housing therefor.

          The Customer shall also transmit and deliver and be solely responsible for the transmission and delivery of all electric energy over or through
     Customer's wires and equipment, regardless of the place where such electric energy may be transformed or metered.

--------------------------------------------------------------------------------

ISSUED: July 27, 1967               Issued By:
                                  Neil W. Plath
EFFECTIVE: September 20, 1967       President

                                                                       EXHIBIT G
                                                                       12 of 12

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada                5th Revised   P.S.C.N. Sheet No. 56E
Tariff No. Electric No. 1      Cancelling   4th Revised   P.S.C.N. Sheet No. 56E

--------------------------------------------------------------------------------

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

     F.   Remote Metering

               Remote metering is available to any Customer with 120/240 volt single phase service who does not desire to comply with Section D,
          Right of Access, hereto, relative to meter reading.

               The Customer will be required to pay Utility $100.00, in advance, for the cost of installing the facilities necessary to provide remote metering. The remote metering equipment will remain the property of
          Utility, and Utility will maintain the equipment.

               Utility will require a minimum of two (2) annual inspections of the meter and remote register for verification of the meter readings.

               If at any time there should exist a difference between the meter reading and the remote register reading, the meter reading will be considered as the proper basis for purposes of billing. If a meter test is required, it will be done in compliance with Rule No. 17.

     G.   Customer's Responsibilities

          1.   Utility Owned Facilities

               Utility property installed on the premises served for the purpose of measuring or supplying service to a customer is placed there under the Customer or property owner's protection. The Customer or property owner will be held responsible for the breaking of seals, tampering or interfering with Utility's meter or meters or other equipment of Utility placed under their protection. Only authorized employees of Utility will be allowed to make repairs or adjustments to meters or other apparatus belonging to Utility.
               Where such repairs or adjustments are necessary, a charge shall be made to the customer or property owner as appropriate, in addition to actual material costs. See Schedule SC, PSCN No. 63C.

     H.   Tax Liability on Customer Contributions

               Contributions by customers of or for facilities or equipment provided under this rule will be increased by the appropriate tax liability factor from Section C.5 of Rule No. 9. to cover the
          Utility's tax liability on such contributions. Such tax liability will be paid in cash.

--------------------------------------------------------------------------------

Issued: 11/28/88

                                   Issued By:
Effective:  11/28/88            Austin W. Stedham
                                    President

Advice No.: 273-E
            Amended
--------------------------------------------------------------------------------

                                                                       EXHIBIT H
                                                                       1 of 3

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada                 6th Revised   P.S.C.N. Sheet No. 57
Tariff No. Electric No. 1      Cancelling    5th Revised   P.S.C.N. Sheet No. 57

--------------------------------------------------------------------------------

                                   RULE NO. 17

               METER TESTS AND ADJUSTMENT OF BILLS FOR METER ERROR

     A.   Tests

          1.   Facilities

               The utility shall provide or have access to a facility to
               determine the accuracy of its meters.

          2.   On Customer Request

               The utility shall test the meter of a customer upon his request.

               No charge will be made for performing the test once during any 12 month period. The utility may charge the customer a fee, as set forth in Schedule SC, PSCN No. 63C, for any additional test conducted during the period.

               The customer may be present and may request a qualified
               representative of the Commission be present at the time a test is conducted.

               If a meter is tested at the request of a customer, the utility shall, within a reasonable time after the test:

               a.   Provide the customer with a written statement of the results of the test.

               b.   Notify the customer in writing if the meter is replaced or repaired.

               The utility will prepare and maintain a record of the results of each test conducted pursuant to this section. The record will include:

               a.   The name and address of the customer.

               b.   The meter number.

               c.   The type of meter.

               d.   The type of test.

               e.   The date on which the test was conducted.

               f.   The results of the test.

               g.   A description of any action taken as a result of the test.

                                        (Continued)

--------------------------------------------------------------------------------

Issued: 1/16/90

                                    Issued By:
Effective: 1/16/90              Austin W. Stedham
                                    President

Advice No.: 292-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT H
                                                                       2 of 3

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada                5th Revised   P.S.C.N. Sheet No. 58
Tariff No. Electric No. 1      Cancelling   4th Revised   P.S.C.N. Sheet No. 58

--------------------------------------------------------------------------------

                                   RULE NO. 17

               METER TESTS AND ADJUSTMENT OF BILLS FOR METER ERROR
                                   (Continued)

     B.   Adjustment of Bills for Meter Error

          1.   If a meter is tested and found to be inaccurate by more than two percent (2%), the bill for service of any customer affected must be adjusted as provided in this section.

          2.   Except as otherwise provided in Section B.3., if the meter has:

               a.   Slow Metering:

                    Under-recorded the usage of electric energy. The adjustment must be made only for the period of the most recent three
                    (3) months of usage.

               b.   Fast Metering:

                    Over-recorded usage, the adjustment must be made only for
                    the period of the most recent six (6) months of usage.

               c.   Non-Registering Meters:

                    Upon test, been found to be non-registering, utility shall bill the customer for the estimate of consumption not
                    registered for either the period the meter was in use at
                    such customer's premises, or the preceding three (3) months, whichever is shorter.

          3.   Unauthorized Service

               If the utility establishes that the meter has been tampered with or used without authorization, the billing adjustment must be calculated for a period not to exceed the most recent six (6)
               months of usage or the date on which the tampering or
               unauthorized use began, whichever is greater.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 1/16/90

                                    Issued By:
Effective: 1/16/90              Austin W. Stedham
                                    President

Advice No.: 292-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT H
                                                                       3 of 3

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada               2nd Revised    P.S.C.N. Sheet No. 58A
Tariff No. Electric  No. 1      Cancelling 1st Revised    P.S.C.N. Sheet No. 58A

--------------------------------------------------------------------------------

                                   RULE NO. 17

               METER TESTS AND ADJUSTMENT OF BILLS FOR METER ERROR
                                   (Continued)

B.   Adjustment of Bills for Meter Error (Continued)

     4.   Underpayment

          A customer who, because of an adjustment to his bill, owes the utility money for service may pay that amount over a three (3) month period.

     5.   Overpayment

          The utility shall credit the account of a customer who was overcharged because of an inaccurate meter not later than thirty (30) days after the overcharge is determined.

     6.   Calculation of Billing Adjustment

          Bills for this purpose shall be based upon:

          a.   Customer's prior use;

          b.   Customer's subsequent use correctly metered;

          c.   Utility's experience with other customers of the same class; and

          d.   The general characteristics of customer's operations.

--------------------------------------------------------------------------------

Issued: 1/16/90
                                    Issued By:
Effective: 1/16/90              Austin W. Stedham
                                    President
Advice No.: 292-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                                                       1 of 8

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada               4th Revised    P.S.C.N. Sheet No. 67D
Tariff No. Electric  No. 1      Cancelling 3rd Revised    P.S.C.N. Sheet No. 67D

--------------------------------------------------------------------------------

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION

APPLICABILITY

     Service hereunder is applicable to any Customer where all or part of the electrical requirements can be supplied from a cogeneration or small power production source which meets the criteria for a Qualifying Facility set forth in Subpart B, Sections 292.201-292.207 of the FERC rules (45 Fed. Reg. 17959), and which service is elected by the Customer to be billed under the net metering option described in Rule No. 15, paragraph B.3.a. QFs billed under the seperate metering option of Rule No. 15, paragraph B.3.b. will be billed under the appropriate rate schedule for regular service.

     The cogeneration or small power production source may be connected for: (1)
parallel operation with service of Utility, or (2) isolated operation with standby or breakdown service provided by Utility by means of a double-throw switch.

     This schedule is limited to Customers having a maximum total demand equal to or greater than fifty (50) kilowatts and where another schedule is not specifically applicable.

     This tariff will be effective until changed with the approval of the Public
Service Commission of Nevada in Sierra Pacific Power Company's first electric general rate case filed after 3/1/91.

TERRITORY

     Entire Nevada service area, as specified.

RATES

     Customer Charge

     Per meter per month:                                                $700.00

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 03/01/91
                                      Issued By:
Effective: 03/01/91              William L. Keepers
                                      President
Advice No.: 298-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                                                       2 of 8

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada               4th Revised    P.S.C.N. Sheet No. 67E
Tariff No. Electric  No. 1      Cancelling 3rd Revised    P.S.C.N. Sheet No. 67E

--------------------------------------------------------------------------------

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

RATES (Continued)

     Fixed Standby Demand Charge

        For each kilowatt of contract demand              $3.47

     Additional Variable Demand Charge

        For each kilowatt of maximum total demand
           in excess of the contract demand               $3.47

     Variable Demand Charge

        For each kilowatt of On-Peak billing demand       $3.51
        For each kilowatt of Mid-Peak billing demand      $1.76

     Energy Charge

                                       Base Tariff   Base Tariff       Total
                                      General Rate   Energy Rate   Energy Charge
                                      ------------   -----------   -------------
     Winter
        All On-Peak  kWh, per kWh        $.01358       $.02789        $.04147
        Plus all Mid-Peak kWh,
           per kWh                       $.01138       $.02789        $.03927
        Plus all Off-Peak kWh,
           per kWh                       $.00495       $.02789        $.03284

     Summer
        All On-Peak kWh, per kWh         $.01270       $.02789        $.04059
        Plus all Off-Peak kWh,
           per kWh                       $.00806       $.02789        $.03595

     Deferred Energy Accounting
        Adjustment

        All kWh per kWh
           (02/01/90  - 01/31/91)                                     $.00113

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 9/1/90
                                   Issued By:
Effective: 9/1/90              Austin W. Stedham
                                     President
Advice No.: 301-E
--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                                                       3 of 8

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              Original _____ P.S.C.N. Sheet No. 67F
Tariff No. Electric No. 1      Cancelling ______________ P.S.C.N. Sheet No. ___

--------------------------------------------------------------------------------

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

RATES (Continued)

     Power Factor Adjustment

          Credit (or charge) at the rate of $.0014 per kvarh for all actual kvarh less than (or greater than) equivalent kvarh at a 90% power factor level per Special Condition 5.

     Voltage and Transformer Adjustment

          Where service is delivered directly from a primary distribution or transmission system, the Customer, demand and energy charges shall be decreased as follows:

                                                       Primary
                                                     Distribution   Transmission
                                                     ------------   ------------
     a.   Where service is metered at or
          compensated to the delivery point              1.25%          7.50%

     b.   Where customer owns and maintains all
          equipment required for transformation
          from the delivery voltage                      1.25%          7.50%

     c.   Where both a) and b) exist                     2.50%         10.00%

     d.   Where neither a) nor b) exist                  None           5.00%

     Late Charge

          1% on any amount in arrears from previous billings.

     Tax Adjustment Charge

          2% of total bill within incorporated area (3/4 of 1% for City of
          Gabbs) or as designated in specific franchise agreements.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 2/6/89
                                    Issued By:
Effective: 2/6/89               Austin W. Stedham
                                    President
Advice No.: 281-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                                                       4 of 8

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              Original _____ P.S.C.N. Sheet No. 67G
Tariff No. Electric No. 1      Cancelling ______________ P.S.C.N. Sheet No. ___

--------------------------------------------------------------------------------

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

MINIMUM CHARGE

     The minimum charge for service hereunder shall be the sum of the customer charge, demand charges, energy charges, deferred energy accounting adjustment, power factor adjustment, voltage and transformer adjustment, late charge and tax adjustment charge.

SPECIAL CONDITIONS

     1.   A written contract will be required for service hereunder, for a minimum term of not less than five years.

     2.   Determination of Demand: The demand for any billing shall be defined as the maximum measured fifteen minute average kilowatt load in the billing period. In instances, however, where the use of energy by a
          Customer is intermittent or subject to violent fluctuations, a shorter time interval may be used and the demand determined from special measurements. At Utility's option, a thermal type of demand meter which does not reset after a definite time interval may be used for demand measurements.

     3.   Contract Demand: The contract demand for Customers requiring standby service for all of their self-generation capacity shall be the nameplate capacity, in kW, of connected self-generation capacity for which Utility will standby. In the event that measured output from the self-generation equipment in any month exceeds the previously established contract demand, Utility may revise the contract demand to this higher measured amount.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 2/6/89
                                    Issued By:
Effective: 2/6/89               Austin W. Stedham
                                    President
Advice No.: 281-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                                                       5 of 8

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              1st Revised     P.S.C.N. Sheet No. 67H
Tariff No. Electric No. 1      Cancelling Original        P.S.C.N. Sheet No. 67H

--------------------------------------------------------------------------------

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

SPECIAL CONDITIONS (Continued)

          The contract demand for Customers requiring standby service for less than all of their self-generation capacity shall be the maximum load that the Customer is expected to place on the Utility's system under normal standby operating conditions, as determined by the Utility at the time the service contract is written or at such time as the
          Utility becomes aware that normal standby operating conditions have changed.

     4.   Maximum Total Demand: The maximum total demand for any billing period shall be the maximum (over the fifteen minute metering intervals) of the sum of metered demand for service provided by the Utility and the metered coincident output of the customer's self-generation equipment, less the Customer's coincident metered deliveries to the Utility.

     5.   On-Peak Billing Demand: The billing demand hereunder for any billing period shall be the greater of the current period's maximum metered demand for service provided by the Utility during the on-peak period;
          or twenty-five percent (25%) of the highest metered demand during the on-peak billing period established by the Customer during the preceding eleven (11) months. Demands imposed on the Utility's system during periods of scheduled maintenance arranged at the convenience of and with the approval of the Utility, will not be considered in determining the billing demand applicable to the assessment of generation and transmission demand charges.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 03/01/91
                                    Issued By:
Effective: 03/01/91             William L. Keepers
                                    President

Advice No.: 298-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                                                       6 of 8

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              Original       P.S.C.N. Sheet No. 67I
Tariff No. Electric No. 1      Cancelling ____________   P.S.C.N. Sheet No. ___

--------------------------------------------------------------------------------

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

SPECIAL CONDITIONS (Continued)

     6.   Mid-Peak Billing Demand: The billing demand hereunder for any billing period shall be the current period's maximum metered demand for service provided by the Utility during the mid-peak period. Demands imposed on the Utility's system during periods of scheduled maintenance arranged at the convenience of and with the approval of the Utility, will not be considered in determining the billing demand applicable to the assessment of generation and transmission demand charges.

     7.   When service is initiated under this schedule, the Customer charge will be established on the basis of the Utility's estimate of the
          Customer's highest monthly maximum total demand. If, in any month, the
          Customer's maximum total demand equals or exceeds 1,000 kW, the
          Customer will be billed the Customer charge for that level of service until twelve (12) consecutive months are experienced with the
          Customer's maximum total demand less than 1,000 kW.

     8.   The power factor adjustment shall be at a rate of $.0014 per kvarh.
          The rate shall be applied to the difference between actual kvarh and the kvarh equivalent to a ninety percent (90%) power factor level. If the actual kvarh are greater than kvarh equivalent to a ninety percent
          (90%) power factor, then the adjustment shall be a charge to the
          Customer. If the actual kvarh are less than kvarh equivalent to a ninety percent (90%) power factor, then the adjustment shall be a credit to the Customer. Kvarh equivalent to a 90% power factor level shall be estimated as .484 times total billed killowatthours during the billing period.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 2/6/89
                                   Issued By:
Effective: 2/6/89               Austin W. Stedham
                                    President
Advice No.: 281-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                                                       7 of 8

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              1st Revised    P.S.C.N. Sheet No. 67J
Tariff No. Electric No. 1      Cancelling Original       P.S.C.N. Sheet No. 67J

--------------------------------------------------------------------------------

                          EXPERIMENTAL SCHEDULE NO. FSS
                              FIRM STANDBY SERVICE
                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

SPECIAL CONDITIONS (Continued)

     9.   Utility retains the right to change its line voltage at any time, after reasonable advance notice to any Customer receiving a voltage and transformer adjustment. Such Customer then has the option to change his system so as to receive service at the new line voltage or to accept service (without discount) through transformers to be supplied by Utility.

     10.  Daily time periods will be based on Pacific Standard time and are defined as follows:

          Winter Period   On-Peak    5:01 p.m. to 10:00  p.m. daily
                          Mid-Peak   7:00 a.m. to 5:00 p.m. daily
                          Off-Peak   All Other Hours

          Summer Period   On-Peak    10:01 a.m. to 10:00 p.m. daily
                          Off-Peak   All Other Hours

          The winter period will consist of eight regularly scheduled billing periods for service provided in the months of October through May. The summer period will consist of four regularly scheduled billing periods for service provided in the months of June through September.

     11.  Included in the Energy Charge is a base unit energy cost as defined in
          General Order No. 21 and fully described on Schedule No. DEAA.

     12.  Included in the Base Tariff General Rate is $(.00007) per kilowatthour
          ($.00013 base rate and ($.00020) amortization rate) for recovery of expenses incurred in developing a plan for resources pursuant to NRS
          704.751.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 04/01/90
                                      Issued By:
Effective: 04/01/90               Austin W. Stedham
                                      President
Advice No.: 297-E

--------------------------------------------------------------------------------

                                                                       EXHIBIT I
                                                                       8 of 8

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada              Original       P.S.C.N. Sheet No. 67K
Tariff No. Electric No. 1      Cancelling ____________   P.S.C.N. Sheet No. ___

--------------------------------------------------------------------------------

                          EXPERIMENTAL SCHEDULE NO. FSS
                              FIRM STANDBY SERVICE
                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

SPECIAL CONDITIONS (Continued)

     13.  Service hereunder is subject to the provisions of Rule No. 15.

     14.  The Customer will pay all costs of interconnection with the Utility, beyond the cost of the meter and service drop appropriate for the
          Customer in the absence of self-generation equipment. The Utility will install separate metering of the Customer's self-generating equipment at the Customer's expense. The Customer will furnish, install, and maintain all switches, sockets, housings, cutouts, and similar devices required in connection with the metering of the self-generating equipment in a location approved by the Utility, which location shall at all reasonable times be accessible for reading, testing, and maintaining the meter.

--------------------------------------------------------------------------------

Issued: 2/6/89
                                   Issued By:
Effective: 2/6/89               Austin W. Stedham
                                    President
Advice No.: 281-E

--------------------------------------------------------------------------------

                                                              EXHIBIT J - 1 of 5

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada              1st Revised    P.S.C.N. Sheet No. 8
Tariff No. Electric No. __        Cancelling Original       P.S.C.N. Sheet No. 8

--------------------------------------------------------------------------------

                                   Rule No. 2

                             DESCRIPTION OF SERVICE

A.   General

     1.   Service described hereunder may be obtained by any person or agency by making application in accordance with Rule No. 3 and, if required, by signing a contract in accordance with Rule No. 10. Each Applicant will also be required to establish credit in accordance with Rule No. 12.
          Applicant will be informed as to the conditions under which service will be established if the requested service requires a Utility installation beyond that specified for a service connection in Rule
          No. 16.

     2.   The type of service available at any particular location should be ascertained by inquiry at the local Utility office.

     3.   It is the responsibility of the Applicant to ascertain and comply with regulations of governmental entities having jurisdictional authority.

     4.   Alternating current service of approximately 60 hertz is regularly supplied.

     5.   Voltages referred to in these tariffs are nominal and refer either to voltage between energized conductors and ground, or to voltage between energized conductors.

B.   Service Delivery Voltages

     1.   The following are standard service voltages, however, not all voltages are or can be made available at a given service delivery point:

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 9/21/84
                                    Issued By:
Effective: 9/21/84                Joe L. Gremban
                                     President
Advice No.: 231-E

--------------------------------------------------------------------------------

                                                              EXHIBIT J - 2 of 5

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada              1st Revised    P.S.C.N. Sheet No. 9
Tariff No. Electric No. __        Cancelling Original       P.S.C.N. Sheet No. 9

--------------------------------------------------------------------------------

                                   Rule No. 2

                             DESCRIPTION OF SERVICE
                                   (Continued)

B.   Service Delivery Voltages (Continued)

                                                       Transmission
               Distribution Voltages                     Voltages
--------------------------------------------------   ---------------
 Single-Phase       Three-Phase       Three-Phase
  Secondary          Secondary          Primary        Three-Phase
--------------------------------------------------   ---------------
120/240 3-Wire   120/240 4-Wire*    Contact local    Contact local
120/208 3-Wire*  120/208 Y 4-Wire   Utility office   Utility office.
                 277/480 Y 4-Wire

  *Limited availability - subject to Utility approval.

     2.   Voltages greater than 600 volts but less than 25,000 volts are defined as primary distribution voltages. Service at primary distribution voltages may be available on request subject to Utility approval.

     3.   Voltages of 25,000 volts and above are defined as transmission voltages. Service at transmission voltage may be available on request subject to Utility approval.

     4.   Where the Applicant desires voltage control within unusually close limit beyond that supplied by the Utility in the normal operation of its system, the Applicant, at his own expense, is responsible for installing, owning, operating, and maintaining any special or additional equipment on the load side of the point of delivery.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 9/21/84
                                    Issued By:
Effective: 9/21/84                Joe L. Gremban
                                     President
Advice No.: 231-E

--------------------------------------------------------------------------------

                                                              EXHIBIT J - 3 of 5

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada              1st Revised   P.S.C.N. Sheet No. 10
Tariff No. Electric No. __        Cancelling Original      P.S.C.N. Sheet No. 10

--------------------------------------------------------------------------------

                                   Rule No. 2

                             DESCRIPTION OF SERVICE
                                   (Continued)

C.   General Load Limitations

     1.   Single and Three-Phase Secondary Service

                         Service Configuration   Maximum
                         ---------------------    Demand
                           Nominal               -------
                           Voltage     Phase        kW
                         -------------------------------
                           120/240    1(phi)       150
                           120/208    1(phi)       150
                           120/208Y   3(phi)       *
                           120/240    3(phi)       *
                           277/480Y   3(phi)       *

*Contingent upon transformer KVA size limitations

Note: Not all of the above voltages are or can be made available at a given service location. It is the responsibility of the Applicant to consult the local Utility office to ascertain the service configuration(s) available at the location in question.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 9/21/84
                                    Issued By:
Effective: 9/21/84                Joe L. Gremban
                                     President
Advice No.: 231-E

--------------------------------------------------------------------------------

                                                              EXHIBIT J - 4 of 5

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada              1st Revised   P.S.C.N. Sheet No. 11
Tariff No. Electric No. 1         Cancelling Original      P.S.C.N. Sheet No. 11

--------------------------------------------------------------------------------

                                   Rule No. 2

                             DESCRIPTION OF SERVICE
                                   (Continued)

C.   General Load Limitations (Continued)

     2.   Load Balance

          A customer's connected load must be balanced as nearly as practicable between energized conductors. In no case shall the difference in amperage between two energized conductors on a secondary service exceed 10 percent or 50 amperes, whichever is greater. The difference between the load on a lighting phase of a four-wire delta service and the load on the power phases may exceed these limits.

     3.   Protective Devices

          a.   Loads connected to a service shall have sufficient protective devices, installed and maintained at the customer's expense, to prevent damage to equipment during routine conditions that may include sudden loss of voltage, sudden re-energization, opening of one or more phases, and voltage or current fluctuations or variations.

          b.   It is the responsibility of the customer to furnish, install, and maintain at his expense any protective devices necessary to coordinate with Utility's protective devices to avoid exposing other Utility customers to unnecessary service interruptions.

          c.   The connection and operation of customer owned generation
               facilities in parallel with the Utility's system will be governed by the requirements of Rule No. 15.

     4.   Interference With Service

          The customer shall not connect load to his service that introduces abnormal currents, voltages, and/or frequencies to the Utility's system or to communication facilities, or that interferes with a normally acceptable quality of service to any other customer. Upon notification by the Utility that one of the above conditions exist,

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 9/21/84
                                    Issued By:
Effective: 9/21/84                Joe L. Gremban
                                     President
Advice No.: 231-E

--------------------------------------------------------------------------------

                                                              EXHIBIT J - 5 of 5

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada              1st Revised   P.S.C.N. Sheet No. 12
Tariff No. Electric No. 1         Cancelling Original      P.S.C.N. Sheet No. 12

--------------------------------------------------------------------------------

                                   Rule No. 2

                             DESCRIPTION OF SERVICE
                                   (Continued)

C.   General Load Limitations (Continued)

     4.   Interference With Service (Continued)

          the customer shall either discontinue use of the load causing the interference with service or install and maintain, at his expense, the corrective measures necessary to reasonably limit the interference with service. If the customer fails to take corrective measures in a timely manner and continues to use the load causing the interference with service, the Utility may terminate service after prior notice in accordance with Rule No. 6 of these Rules and Regulations. Customer shall contact the local Utility office for maximum allowable motor starting currents.

     5.   Power Factor Correction

          The customer shall provide, at his expense, the necessary power factor corrective equipment to maintain a power factor of at least 90%
          lagging unless a power factor adjustment is being applied for billing purposes in accordance with appropriate rate schedules.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 9/21/84
                                    Issued By:
Effective: 9/21/84                Joe L. Gremban
                                     President
Advice No.: 231-E

--------------------------------------------------------------------------------

                                                              EXHIBIT K - 1 of 7

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada              3rd Revised   P.S.C.N. Sheet No. 47
Tariff No. Electric No. 1         Cancelling 2nd Revised   P.S.C.N. Sheet No. 47

--------------------------------------------------------------------------------

                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)

A.   Applicability

     Under provisions of this rule, the utility will purchase energy or energy and capacity from qualifying cogenerators and small power production facilities.
These facilities will be allowed to operate in parallel with the utility.

     1.   A Qualifying facility is one that meets the criteria set forth in
          Subpart B, Sections 292.201 - 292.207 of the FERC rules. (45 Fed. Reg.
          17959)

     2.   Parallel generation is defined as a system in which the QF's generation can be connected to a bus common with the utility's system.
          Power transfer between the QF's facilities and the utility's system is a common result.

B.   BUY-SELL ARRANGEMENT

     1.   Utility will purchase power from qualifying small power production or cogeneration facilties at a rate which reflects the cost which
          Utility can avoid as a result of obtaining the power.

     2.   Utility will sell power to qualifying small power production or cogeneration facilities based on filed Rate Schedules applicable to comparable customers without generation.

     3.   Utility offers two metering options to QF's.

          a.   Netting Generation and Load - Metering Option I

               1.   The QF can choose to have the metering arranged so that
                    Utility purchases the

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 3/20/81
                                    Issued By:
Effective: 3/20/81                Joe L. Gremban
                                     President
Advice No.: 176-E

--------------------------------------------------------------------------------

                                                              EXHIBIT K - 2 of 7

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada              4th Revised   P.S.C.N. Sheet No. 48
Tariff No. Electric No.           Cancelling 3rd Revised   P.S.C.N. Sheet No. 48

--------------------------------------------------------------------------------

                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

          a.   Netting Generation and Load - Metering Option I (continued)

               1.   (Continued)
                    net energy which the QF does not use, and so that Utility
                    sells the net energy which the QF does not generate.

               2.   When the QF's generation output is greater than his load,
                    Utility will purchase the excess energy which the QF does
                    not use. The purchase meters will register only the energy which is supplied from the QF's system to Utility's system.

               3.   When the QF's generation output is less than his load,
                    Utility will charge the QF only for the power requirements which are not supplied by the QF's generation. The billing meters will register only the power requirements which are supplied from Utility's system to the QF's system.

               4.   Neither the purchase meters nor the billing meters will be allowed to reverse rotation.

               5.   If the applicable rate schedule requires demand metering the demand meter will register only the demand which is supplied from Utility's system to the QF's system. This demand meter will be used to determine the billing demand and the
                    applicable rate schedule.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 5/4/81

                                   Issued By:
Effective: 5/4/81                Joe L. Gremban
                                    President

Advice No.: 178-E

--------------------------------------------------------------------------------

                                   Appendix C
                                  Page 2 of 7

                                                              EXHIBIT K - 3 of 7

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada            3rd Revised   P.S.C.N. Sheet No. 48 A
Tariff No. Electric No.         Cancelling 2nd Revised   P.S.C.N. Sheet No. 48 A

--------------------------------------------------------------------------------

                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

          a.   Netting Generation and Load - Metering Option I (continued)

               5.   (Continued)
                    It is feasible that the QF's generation could reduce his
                    demand enough to move the customer to a different rate
                    schedule.

          b.   Separate Generation and Load - Metering Option II

               1.   The Qualifying Facility can choose to have the metering
                    arranged so that Utility purchases 100% of the QF's
                    generation output, and so that Utility sells 100% of the
                    QF's load requirements.

               2.   The QF's generation and load shall be treated separately and independently. For example, if a cogeneration facility
                    produces 50 KW and consumes 30 KW, it would be treated the same as another qualifying facility that produces 50 KW, and is located next to a factory that uses 30 KW.

               3.   The QF should note that the purchase meter will reverse its rotation if the generator loses power and goes into a
                    motoring state. The Utility may require a reverse power
                    relay to prevent this condition.

C.   INTERCONNECTION COSTS

     1.   The Qualifying Facility shall pay all costs of interconnection with the Utility's facilities.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 5/4/81

                                   Issued By:
Effective: 5/4/81                Joe L. Gremban
                                    President

Advice No.: 178-E

--------------------------------------------------------------------------------

                                   Appendix C
                                  Page 3 of 7

                                                              EXHIBIT K - 4 of 7

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada            2nd Revised   P.S.C.N. Sheet No. 48 B
Tariff No. Electric No.         Cancelling 1st Revised   P.S.C.N. Sheet No. 48 B

--------------------------------------------------------------------------------

                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

C.   Interconnection Costs - (Continued)

     2.   Utility financing for specified portions of interconnection costs is available on an individual contract basis. The contracts will be negotiated with each Qualifying Facility and will include, but not be limited to, the following terms:

          a.   The Utility will finance only the service drop and metering equipment.

          b.   The owner of the Qualifying Facility will be required to execute a promissory note in an amount equal to the actual costs of construction, bearing interest at the prime rate prevailing at the time of execution plus 1%.

          c.   The Utility will require that the debt be secured by property, bond, letter of credit, or other adequate security.

          d.   Monthly payment amounts and repayment schedules will be
               determined on a case-by-case basis.

D.   QF DESIGN & OPERATING REQUIREMENTS

     The QF must meet Utility's latest design and operating specifications in addition to all national, state, and local construction and safety codes.

     Utility's design and operating specifications are the minimum requirements that the QF must meet.

                                   (Continued)

--------------------------------------------------------------------------------

Issued: 10/21/81

                                    Issued By:
Effective: 10/21/81               Joe L. Gremban
                                    President

Advice No.: 189-E

--------------------------------------------------------------------------------

                                   Appendix C
                                   Page 4 of 7

                                                              EXHIBIT K - 5 of 7

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada             1st Revised  P.S.C.N. Sheet No. 48 C
Tariff No. Electric No. __       Cancelling Original     P.S.C.N. Sheet No. 48 C

--------------------------------------------------------------------------------

                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

D.   QF DESIGN & OPERATING REQUIREMENTS (Continued)

     These requirements are intended to protect other customers and Utility from damage caused by the parallel generation facility.

     These design requirements are not intended to protect the QF's generation facility from every possible source of damage. The parallel generation QF may wish to install additional protective equipment to protect his generation facility.

     1.   All protective device relay settings and all electrical schematics must be approved in writing by Utility.

     2.   The QF will purchase, own, operate, and maintain the required protective equipment.

     3.   Utility reserves the right to require additional protective equipment and safety measures as further experience may dictate.

     4.   The operation of the QF's generation facility must not reduce the quality of service to other Utility customers. No abnormal voltages, currents, frequencies, or interruptions are permitted.

     5.   The QF will at no time energize a de-energized Utility circuit, without the permission and the supervision of Utility personnel.

     6.   The QF shall not bypass any of the protective relays or equipment.

                                   (Continued)

--------------------------------------------------------------------------------

Issued:    5/4/81
                                   Issued By:
Effective: 5/4/81                Joe L. Gremban
                                    President
Advice No.: 178-E

                                                              EXHIBIT K - 6 of 7

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada             1st Revised  P.S.C.N. Sheet No. 48 D
Tariff No. Electric No. __       Cancelling Original     P.S.C.N. Sheet No. 48 D

--------------------------------------------------------------------------------

                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

D.   QF DESIGN & OPERATING REQUIREMENTS (Continued)

     7.   The QF is responsible for damage caused to other customers and to
          Utility as a result of mis-operation or malfunction of the QF's generation facility or protective equipment.

     8.   Utility is not responsible for damage caused to the QF's facility as a result of acts over which Utility has no control.

     9.   Utility is not responsible for damage caused to the QF's facility as a result of automatic or manual reclosing.

     10.  The QF is responsible for performing scheduled maintenance on the generation facility and the protective equipment to keep the facility in proper operating condition. Utility reserves the right to inspect the customer's facility to check for a hazardous condition or a lack of scheduled maintenance.

     11.  Utility reserves the right to discontinue parallel generation with reasonable prior notice for any of the following reasons:

          a.   Utility needs to perform non-emergency maintenance or repair of utility facilities.

          b.   The QF's generation reduces the quality of service to other customers.

          c.   Inspection of the QF's facility reveals a hazardous condition or a lack of scheduled maintenance.

                                   (Continued)

--------------------------------------------------------------------------------

Issued:    5/4/81
                                   Issued By:
Effective: 5/4/81                Joe L. Gremban
                                    President
Advice No.: 178-E

--------------------------------------------------------------------------------

                                   Appendix C
                                  Page 6 of 7

                                                              EXHIBIT K - 7 of 7

SIERRA PACIFIC POWER COMPANY
100 E. Moana Lane, Reno, Nevada             Original     P.S.C.N. Sheet No. 48 E
Tariff No. Electric No. __       Cancelling ________     P.S.C.N. Sheet No. ____

--------------------------------------------------------------------------------

                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

D.   QF DESIGN & OPERATING REQUIREMENTS (Continued)

     12.  Utility reserves the right to open the main disconnecting device and cease parallel generation without prior notice in the event of a system emergency.

          a.   The QF is advised that his generation facility must be capable of withstanding load rejection of this nature. Utility is not responsible for any damage caused to the QF's equipment as a result of disconnection from Utility's system.

--------------------------------------------------------------------------------

Issued: 5/4/81
                                   Issued By:
Effective: 5/4/81                Joe L. Gremban
                                    President
Advice No.: 178-E

--------------------------------------------------------------------------------

                                   Appendix C
                                  Page 7 of 7

                                                           EXHIBIT L (1) 1 of 13

--------------------------------------------------------------------------------

                    SMALL POWER PRODUCTION AND CO-GENERATION

      Section                                                           Page No.
      -------                                                           --------

7.0   INDUCTION & SYNCHRONOUS GENERATION DIAGRAMS....................
8.0   CUSTOMER OPERATING REQUIREMENTS................................      11

1.0  INTRODUCTION

     1.1  This document presents Sierra Pacific Power Company's (SPPCo's) policy and metering arrangement for the parallel operation of small power production and co-generation facilities. In addition, this document provides the customer design and operating requirements to be applied to a customer owned generation facility of less than 1000 KVA generating parallel to SPPCo's system.

     1.2  The Customer Design Requirements and the Customer Operating
          Requirements outline the design specifications, the protective equipment, and the operating procedures necessary on the customer's part to ensure safe, effective operation of the parallel customer generation facility.

[SEAL of S.T.R.C. APPROVED]

----------------------------------------------------------------------------------------------------
CHG   DATE                  DESCRIPTION                   DWN  DSGN  CHKD  APVD
--------------------------------------------------------------------------------

                                                                                     SHEET 1 OF 13
----------------------------------------------------------------------------------------------------
                                                                                   VOL   SECT   PAGE
----------------------------------------------------------------------------------------------------
                                                                                    1    2.2
----------------------------------------------------------------------------------------------------
 1   2/84         Added 1 3  Generation Above 1MW               GWC
----------------------------------------------------------------------------------------------------
     APPROVED BY                           ENGINEERING & CONSTRUCTION STANDARD
-------------------                                                                -----------------
                                         SMALL POWER PRODUCTION & CO-GENERATION
                                        CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------
/s/ Illegible        [SPPCO. LOGO]              FOR PARALLEL GENERATION
-------------------                                                                -----------------
DESIGNED    CHECKED
  GLP                                                                              -----------------
-------------------                          SIERRA PACIFIC POWER CO.                 DRAWING NO.
DRAWN        DATE                                                                      2.2 GN 01
           08/24/81
----------------------------------------------------------------------------------------------------

                                   Appendix G
                                  Page 1 of 13

                                                         EXHIBIT L (1) - 2 of 13

--------------------------------------------------------------------------------

     1.3  The customer _____ and operating requirements__ units or groups of units owned by one individual totaling 1 MW or greater will be reviewed on a case-by-case basis. However, individual units greater than 1 MW will be required to have governors. Units or groups of smaller units in one location with individual or total aggregate capacity greater than 1 MW may require installation of supervisory control capability. Units greater than 1 MW and connected directly to the transmission system must use synchronous generators with high speed excitation controls. Large units connected to the distribution system will be reviewed on a case-by-case basis to determine the type of generator required.

2.0  BACKGROUND - DEFINITIONS

     2.1  With energy shortages prevailing and gas-oil supplies diminishing, it is very important to conserve energy by increasing efficiency, and to reduce gas-oil consumption by encouraging the development of non-gas-oil types of generation.

     2.2  Small power production and co-generation are two very effective methods of conserving energy and reducing gas-oil consumption.

     2.3  Small power production is exotic generation for which the primary fuel/energy sources are wind, hydro, solar, biomass, waste, or renewable resources. Small power production facilities do not use gas-oil fuels as the primary fuel source.

     2.4  Co-generation is the simultaneous production of electricity and useful heat in a way that requires less fuel than the separate production of electricity and heat. Co-generation facilities sequentially extract energy from a thermal process, and produce electricity and useful thermal energy. This recovery of waste heat by-products and the simultaneous production of two energy products is a more efficient use of gas-oil fuels than the separate production of two energy products.

     2.5  The efficiency of small power production and co-generation can be maximized, if the customer's generation is connected parallel to the utility's system, so that the excess electricity the customer does not use is sold to the utility to be used by other customer's.

     2.6  A parallel generation system is designed such that the customer's generation can be connected to a bus common with the utility's system.
          Power transfer between the customer's system and the utility's system is a common result.

----------------------------------------------------------------------------------------------------
                    ENGINEERING & CONSTRUCTION STANDARD     VOL   SECT   PAGE
                                                            -----------------
[SPPCO. LOGO]     SMALL POWER PRODUCTION & CO-GENERATION     1    2.2
                 CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------
                      FOR PARALLEL GENERATION                                   SHEET 2 OF 13
                                                            -----------------   -------------
                      SIERRA PACIFIC POWER CO.
                                                            -----------------    DRAWING NO.
                                                                                   2.2 GN 01
                                                            -----------------

                                                            -----------------
----------------------------------------------------------------------------------------------------

                                   Appendix G
                                  Page 2 of 13

                                                         EXHIBIT L (1) - 3 of 13

--------------------------------------------------------------------------------

3.0  POLICY STATEMENT

     3.1  It is SPPCo's policy to encourage the development of small power production and co-generation facilities with the intent of reducing gas-oil consumption and increasing efficiency.

     3.2  SPPCo allows "qualifying" small power production and co-generation facilities to generate parallel to the utility's system, so that the customer can reduce his power required from SPPCo, and so that the customer can sell his energy to SPPCo.

     3.3  The parallel generation must be safely integrated into SPPCo's system without degrading the integrity of the existing system, and without economically burdening the existing customers.

     3.4  Safety is the primary concern with parallel customer generation because of the distinct possibility of back-feed into the distribution system that previously was immune to back-feed safety hazards.

     3.5  SPPCo requires the parallel generation customer to install certain protective devices, and requires the customer to operate his facility in a manner that will prevent injury to customers and SPPCo personnel, and will prevent damage to customer and SPPCo equipment.

     3.6  SPPCo requires the parallel generation customer to assume the responsibilities described in this document.

4.0  METERING ARRANGEMENT

     4.1  SPPCo will purchase electricity from qualifying small power production or co-generation facilities at a rate that reflects the cost SPPCo can avoid as a result of obtaining the electricity.

     4.2  SPPCo will sell electricity to qualifying small power production or co-generation facilities based on filed Rate Schedules applicable to comparable customers without generation.

     4.3  SPPCo offers two metering options:

          4.3.1 Netting Generation and Load - Metering Option I

               4.3.1.1 The customer can choose to have the metering arranged so that: SPPCo purchases the net energy from the customer's
                    generator that the customer does not use; and SPPCo sells, to the customer, the net energy that the customer uses but does not generate.

----------------------------------------------------------------------------------------------------
                    ENGINEERING & CONSTRUCTION STANDARD     VOL   SECT   PAGE
                                                            -----------------
[SPPCO. LOGO]     SMALL POWER PRODUCTION & CO-GENERATION     1    2.2
                 CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------
                      FOR PARALLEL GENERATION                                   SHEET 3 OF 13
                                                            -----------------   -------------
                      SIERRA PACIFIC POWER CO.
                                                            -----------------    DRAWING NO.
                                                                                   2.2 GN 01
                                                            -----------------

                                                            -----------------
--------------------------------------------------------------------------------

                                   Appendix G
                                  Page 3 of 13

                                                         EXHIBIT L (1) - 4 of 13

--------------------------------------------------------------------------------

                4.3.1.2 When the customer's generation output is greater than his load, SPPCo will purchase the excess energy that the
                        customer does not use. The purchase meters will register
                        only the energy supplied from the customer's system to
                        SPPCo's system.

                4.3.1.3 When the customer's generation output is less than his load, SPPCo will charge the customer only for the power
                        requirements that are supplied by SPPCo. The billing
                        meters will register only the power requirements
                        supplied from SPPCo's system to the customer's system.

                4.3.1.4 Both the purchase meters and the billing meters will be uni-directional or not allowed to reverse rotation.

                4.3.1.5 If the applicable rate schedule requires demand
                        metering, the demand meter will register only the demand
                        supplied from SPPCo's system to the customer's system.
                        This demand meter will be used to determine the billing
                        demand and the applicable rate schedule.

                        It is possible that the customer's generation could
                        reduce his demand enough to move the customer to a
                        different rate schedule.

          4.3.2 Separate Generation and Load - Metering Option II

                4.3.2.1 The customer can choose to have the metering arranged so that SPPCo purchases 100% of the customer's generation
                        output, and so that SPPCo sells, to the customer, 100%
                        of his load requirements.

                4.3.2.2 The customer's generation and load shall be treated separately and independently. For example, if a
                        co-generation facility produces 50 KW and consumes 30
                        KW, it would be treated the same as another qualifying
                        facility that produces 50 KW, and is located next to a
                        shop that uses 30 KW.

                4.3.2.3 The customer is not allowed to connect load on the generator side of the purchase meter, other than the
                        minimal load associated with the generator.

----------------------------------------------------------------------------------------------------
[SPPCO. LOGO]     ENGINEERING & CONSTRUCTION STANDARD      VOL   SECT   PAGE
                                                           -----------------
                 SMALL POWER PRODUCTION & CO-GENERATION     1     2.2
                CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------   SHEET 4 OF l3
                         FOR PARALLEL GENERATION                               -------------
                        SIERRA PACIFIC POWER CO.           -----------------    DRAWING NO.
                                                                                 2.2 GN 01
                                                           -----------------
----------------------------------------------------------------------------------------------------

                                   Appendix G
                                  Page 4 of 13

                                                         EXHIBIT L (1) - 5 of 13

--------------------------------------------------------------------------------

                        The customer should note that the purchase meter will be
                        bi-directional. The purchase meter will reverse its
                        rotation if the customer's generator loses power and
                        goes into a motoring state or in any way places a load
                        on the line. SPPCo may require a reverse power relay
                        to prevent bi-directional powerflow or may require
                        additional metering.

5.0  CUSTOMER DESIGN REQUIREMENTS

     This section provides the minimum design specifications that the customer's generation facility must meet, and specifies the minimum protective equipment that the customer's generation facility must have installed.

     The design specifications and protective equipment listed are intended to protect other customers and SPPCo from damage that could be caused by the parallel generation facility.

     These requirements are not intended to protect the customer's generation facility from every possible source of damage. The parallel generation customer may wish to install additional protective equipment to protect his generation facility.

     5.1  Applicable Codes - The customer's installation must meet all applicable national, state, and local construction and safety codes.

     5.2  Relay Settings - Electrical Schematics Approval - All protective device relay settings and all electrical schematics must be approved in writing by SPPCo.

     5.3  Customer Responsibilities - The customer will purchase, own, operate, and maintain the required protective equipment.

     5.4  Additional Protective Equipment - SPPCo reserves the right to require additional protective equipment and safety measures as further experience may dictate.

     5.5  Synchronous and Induction Generation - Capacity less than 100 KVA

          5.5.1 Full Load Rejection - The customer's generation facility must be designed with the capability or protection to withstand sudden loss of load.

          5.5.2 De-energized SPPCo Circuit - Electrical relays must be provided to prevent the customer's generator from being connected
                parallel to SPPCo's system if SPPCo's system is de-energized.

----------------------------------------------------------------------------------------------------
[SPPCO. LOGO]     ENGINEERING & CONSTRUCTION STANDARD      VOL   SECT   PAGE
                                                           -----------------
                 SMALL POWER PRODUCTION & CO-GENERATION     1     2.2
                CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------   SHEET 5 OF l3
                         FOR PARALLEL GENERATION                               -------------
                        SIERRA PACIFIC POWER CO.           -----------------    DRAWING NO.
                                                                                 2.2 GN 01
                                                           -----------------
----------------------------------------------------------------------------------------------------

                                   Appendix G
                                  Page 5 of 13

                                                         EXHIBIT L (1) - 6 of 13

--------------------------------------------------------------------------------

          5.5.3 Generator Circuit Breaker - The generator must have a generator circuit breaker capable of interrupting the maximum anticipated fault current and isolating the customer's generation from
                SPPCo's system. The generator circuit breaker must be equipped with thermal-magnetic overcurrent or equivalent devices on each phase.

                The generator circuit breaker must be grouped with the main service disconnects, readily accessible, and nearest the point of entrance of the service-entrance conductors as specified in the NEC 230-72.

                The generator circuit breaker or enclosure must be capable of being locked and/or sealed by SPPCo personnel to physically prevent closing the circuit breaker when SPPCo personnel are working on the line.

          5.5.4 Voltage Sensing Location - The voltage sensing location for the protective relays must be on the SPPCo side of any customer operated disconnect (see sheets 8-9).

          5.5.5 Overcurrent Protection - Phase overcurrent protection is required to protect the generator from fault current and
                overload current. Ground overcurrent protection is required, if applicable.

          5.5.6 Over/Under Voltage Protection - Overvoltage and under-voltage protection is required. Time delay is recommended on the voltage relays.

          5.5.7 Underfrequency Protection - Underfrequency protection without time delay is required. Overfrequency protection may be
                required.

          5.5.8 Loss-of-Phase Protection - Negative sequence current or loss-of-phase protection is required on three phase generators.
                The customer is responsible for protecting his generator, from negative sequence currents that could overload and severely damage the customer's generator. Negative sequence currents will occur during single phasing conditions on SPPCo's system.

          5.5.9 Sychronizing Equipment - Synchronous generators require synchronizing equipment to be provided at the main, generator, and other breakers as necessary. The generator must be
                brought on-line parallel to SPPCo's system by one of the
                following methods:

                5.5.9.1 Automatic synchronizing.

----------------------------------------------------------------------------------------------------
[SPPCO. LOGO]     ENGINEERING & CONSTRUCTION STANDARD      VOL   SECT   PAGE
                                                           -----------------
                 SMALL POWER PRODUCTION & CO-GENERATION     1     2.2
                CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------   SHEET 6 OF l3
                         FOR PARALLEL GENERATION                               -------------
                        SIERRA PACIFIC POWER CO.           -----------------    DRAWING NO.
                                                                                 2.2 GN 01
                                                           -----------------
----------------------------------------------------------------------------------------------------

                                   Appendix G
                                  Page 6 of 13

                                                         EXHIBIT L (1) - 7 of 13

--------------------------------------------------------------------------------

               5.5.9.2 Manual synchronizing - note that a synchronizing check relay is also required with manual synchronizing to protect the customer's generator from excessive transient torques
                    that could damage the customer's equipment.

               5.5.9.3 Induction starting - provided that the inrush current does not cause voltage flickers on SPPCo's system greater
                    than 4%.

          5.5.10 Voltage Regulation Equipment - Synchronous generators require voltage regulation equipment to maintain the Customer's service voltage within 5% above or below nominal service voltage (i.e.
               120 volts +/- 6 volts). Customers in California are required to maintain their service voltage in accordance with the
               Conservation Voltage Reduction Program (e.g. 114 volts to 120 volts).

          5.5.11 Primary Voltage Changes - The generator exciter system and voltage regulation equipment on synchronous generators must be capable of operating subject to normal primary voltage changes on
               SPPCo's system ranging from 5% above or below nominal primary voltage (e.g. 24.9 KV +/- 5%).

     5.6  Synchronous and Induction Generation: Capacity 100 KVA - 1000 KVA

          The requirements described in section 5.0 also apply to 100 KVA to
          1000 KVA generation.

          5.6.1 Overfrequency Protection - Overfrequency in addition to underfrequency protection is required. Frequency protection shall not have time delay.

          5.6.2 Power Factor Correction - Power factor correction could be required at SPPCo's option on induction generators greater than
               100 KVA.

     5.7  D.C. Generation With Inverter

          5.7.1 All requirements listed for synchronous generators shall apply to d.c. generator/inverter combinations with the following exceptions:

               5.7.1.1 The power factor shall be within the range of 0.9 lagging to 0.9 leading over the full range of power output.

               5.7.1.2 The synchronizing check relay is not required on line commutated inverters that derive their wave-form and
                    frequency from SPPCo's signal.

----------------------------------------------------------------------------------------------------
                    ENGINEERING & CONSTRUCTION STANDARD     VOL   SECT   PAGE
                                                            -----------------
[SPPCO. LOGO]     SMALL POWER PRODUCTION & CO-GENERATION     1    2.2
                 CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------
                          FOR PARALLEL GENERATION                               SHEET 7 OF 13
                                                            -----------------   -------------
                          SIERRA PACIFIC POWER CO.
                                                            -----------------    DRAWING NO.
                                                                                  2.2 GN 01
                                                            -----------------

                                                            -----------------
----------------------------------------------------------------------------------------------------

                                   Appendix G
                                  Page 7 of 13

                                                         EXHIBIT L (1) - 8 of 13

--------------------------------------------------------------------------------

               5.7.1.3 See section H-6.0 for harmonic voltage and current operating requirements.

6.0  CUSTOMER DESIGN RECOMMENDATIONS

     This section provides recommended protection that the customer should consider adding to the generation facility. Aqain, the previous minimum design requirements are not intended to protect the customer's generation facility from every possible source of damage.

     Additional equipment beyond the minimum required and recommended protection may be desired to fully protect the customer's generation facility.

     6.1  Over/Under-Speed Protection - Overspeed and underspeed protection are recommended.

     6.2  Reverse Power Protection - Anti-motoring or reverse power protection is recommended. A lack of sufficient power at the prime mover will cause the customer's generator to motor instead of generate. This condition can be very costly to the customer.

     6.3  Impedance Neutral Grounding - Impedance neutral grounding is recommended.

     6.4  Voltage Surge Protection - Voltage surge protection is recommended.

     6.5  Generator Differential Protection - Generator differential protection is recommended.

     6.6  Loss of Excitation Protection - Loss of excitation protection is recommended.

     6.7  Unity Power Factor - It is recommended that synchronous generators be set to hold near-unity power factor.

     6.8  Relay Targets - Targets or devices that indicate the operation and status of a relay are recommended. Targets are very important to troubleshooting the generation facility.

7.0  INDUCTION AND SYNCHRONOUS GENERATION DIAGRAMS

     Typical one-line diagrams illustrating the required equipment for both synchronous and induction generators follow. Variations to these designs are acceptable provided the intent of this section is met, and provided the design is reviewed and approved in writing by SPPCo.

----------------------------------------------------------------------------------------------------
                    ENGINEERING & CONSTRUCTION STANDARD     VOL   SECT   PAGE
                                                            -----------------
[SPPCO. LOGO]     SMALL POWER PRODUCTION & CO-GENERATION     1    2.2
                 CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------
                         FOR PARALLEL GENERATION                                SHEET 8 OF 13
                                                            -----------------   -------------
                         SIERRA PACIFIC POWER CO.
                                                            -----------------    DRAWING NO.
                                                                                  2.2 GN 01
                                                            -----------------

                                                            -----------------
----------------------------------------------------------------------------------------------------

                                                         EXHIBIT L (1) - 9 of 13

--------------------------------------------------------------------------------

              INDULTION GENERATION LESS THAN kVA - ONE LINE DIAGRAM
              -----------------------------------------------------

[GRAPHIC]

(27) Undervoltage
(50) Instantaneous phase overcurrent
(51) Time phase overcurrent
(50N) Instantaneous neutral overcurrent
(51N) Time neutral overcurrent
(59) Overvoltage
(81) Underfrequency/overfrequency*
(86) Lockout relay

CUSTOMER REQUIREMENTS
A) Full load rejection
B) Generator circuit breaker**
C) Prevention from energizing a de-energized SPPCo. circuit
D) Phase overcurrent protection: fault current and overload current
E) Ground overcurrent protection (if applicable)
F) Overvoltage and undervoltage protection
G) Underfrequency protection
H) Overfrequency protection*
I) Power factor correction on generators greater than 100 kVA at SPPCo.'s option
J) Negative sequence current protection

SPPCo. REQUIREMENTS
A) Dedicated distribution transformer
B) SPPCo disconnect switch

RECOMMENDED PROTECTION
A) Impedance neutral grounding
B) Voltage surge protection
C) Anti-motoring protection
D) Generator differential protection*
E) Overspeed and underspeed protection

*    Generators 100 kVA - 1000 kVA only

**   Must be grouped with main disconnects, readily accessible, and nearest point of entrance of service-entrance conductors. NEC 230-72. Must be capable of being locked and/or sealed by SPPCo personnel.

***  Voltage sensing location must be on SPPCo side of any customer disconnect.

-----------------------------------------------------------------------------------------------------------------------------------

                                                  APPRV'D BY                   ENGINEERING STANDARD              SHT. 9 OF 13
---------------------------------------------        STRC                                                        ------------------
                                                 /s/ Illegible       CUSTOMER DESIGN AND OPERATING REQUIREMENTS  CHANGE 1
--------------------------------------------------------------------          FOR PARALLEL GENERATION            ------------------
                                                DRAWN BY                                                         DRAWING NO.
---------------------------------------------                                                                    2.2 GN 01
                                                J. OWNES
--------------------------------------------------------------------
1     ADDED PAR 1.3   2/84   ___   __________   ENGINEER
---------------------------------------------
CH_   DESCRIPTION     DATE   ENG   APPRV'D      G. PORTER            RENO SIERRA PACIFIC POWER CO. NEVADA
-----------------------------------------------------------------------------------------------------------------------------------

                                   Appendix G
                                  Page 9 of 13

--------------------------------------------------------------------------------

                                                        EXHIBIT L (1) - 10 OF 13

--------------------------------------------------------------------------------

                   SYNCHRONOUS GENERATION LESS THAN 1000 kVA
                                ONE LINE DIAGRAM

                                    [GRAPHIC]

                                                         [SEAL OF] STRC APPROVED

(25)  Synchronizing, synchrocheck, deadline
(27)  Undervoltage
(50)  Instantaneous phase overcurrent
(51)  Time phase overcurrent
(50N) Instantaneous neutral overcurrent
(51N) Time neutral overcurrent
(59)  Overvoltage
(81)  Underfrequency/overfrequency*
(86)  Lockout relay

CUSTOMER REQUIREMENTS

A)   Full load rejection
B)   Generator circuit breaker**
C)   Prevention from energizing a de-energized SPPCo. circuit
D)   Phase overcurrent protection: fault current and overload current
E)   Ground overcurrent protection (if applicable)
F)   Overvoltage and undervoltage protection
G)   Underfrequency protection
H)   Overfrequency protection*
I)   Synchronizing equipment, synchrocheck relay required with manual synchronizing
J)   Voltage regulation
K)   Negative sequence current protection

SPPCo. REQUIREMENTS

A)   Dedicated distribution transformer
B)   SPPCo disconnect switch

RECOMMENDED PROTECTION

A)   Impedance neutral grounding
B)   Voltage surge protection
C)   Anti-motoring protection
D)   Generator differential protection*
E)   Loss of excitation protection*
F)   Overspeed and underspeed protection

*    Generators 100 kVA - 1000 kVA only

**   Must be grouped with main disconnects, readily accessible, and nearest point of entrance of service-entrance conductors. NEC 230-72. Must be capable of being locked and/or sealed by SPPCo personnel.

***  Voltage sensing location must be on SPPCo side of any customer disconnect.

-----------------------------------------------------------------------------------------------------------------------------

                                                    APPRV'D BY                ENGINEERING STANDARD              SHT. 10 OF 13
-----------------------------------------------        STRC                                                     -------------
                                                    ILLEGIBLE      CUSTOMER DESIGN AND OPERATING REQUIREMENTS   CHANGE 1
-------------------------------------------------------------------          FOR PARALLEL GENERATION            -------------
                                                     DRAWN BY                                                    DRAWING NO.
-----------------------------------------------                                                                  2.2 GN 01
                                                      J.OWNES
-------------------------------------------------------------------
1     ADDED PAR 1.3   2/84   ___   ILLEGIBLE         ENGINEER
-----------------------------------------------
CHG   DESCRIPTION     DATE   ENG    APPRV'D          G. PORTER     RENO SIERRA PACIFIC POWER CO. NEVADA
-----------------------------------------------------------------------------------------------------------------------------

                                   Appendix G
                                  Page 10 of 13

                                                        EXHIBIT L (1) - 11 of 13

--------------------------------------------------------------------------------

     8.0  CUSTOMER OPERATING REQUIREMENTS

          This section provides the operating requirements that the customer must follow, and the responsibilities that the customer must assume for operating his generation parallel to SPPCo's system.

          8.1  Quality of Service - The operation of the customer's generation facility must not reduce the quality of service to other SPPCo customers. No abnormal voltages, currents, frequencies, or interruptions are permitted.

          8.2  De-energized SPPCo Circuit - The customer will at no time energize a de-energized SPPCo circuit, without the permission and the supervision of SPPCo personnel.

          8.3  Bypassing Relays - The customer shall not bypass any of the protective relays or equipment.

          8.4  Inhibited Parallel Operation - If while operating parallel to
               SPPCo's system, or while attempting to bring the generating system on-line and operate parallel to SPPCo's system, any of the protective relays or devices operate inhibiting parallel
               operation, the customer will follow these procedures prior to attempting parallel operation with SPPCo again:

               8.4.1 Determine if SPPCo's circuit is energized or de-energized by checking the status of the relays described in Section
                    E-5.2 and/or contacting the local SPPCo office.

               8.4.2 If it is determined that the SPPCo circuit is and has been continuously energized, then the customer will not attempt to reconnect his system parallel to SPPCo's system, until
                    the cause of protective device operation has been corrected, and it has been determined that the customer's system is in proper operating condition.

               8.4.3 If it is determined that the SPPCo circuit is de-energized, the customer must not attempt to reconnect his system and
                    operate parallel with SPPCo's system until he has confirmed that power has been restored and SPPCo's circuit is
                    energized.

               8.4.4 The customer is not prohibited from isolating his system and supplying his own load while SPPCo's circuit is
                    de-energized.

----------------------------------------------------------------------------------------------------
[SPPCo. LOGO]      ENGINEERING & CONSTRUCTION STANDARD     VOL   SECT   PAGE
                                                           -----------------
                 SMALL POWER PRODUCTION & CO-GENERATION     1     2.2
                                                           -----------------
                CUSTOMER DESIGN & OPERATING REQUIREMENTS                       SHEET 11 OF 13
                         FOR PARALLEL GENERATION           -----------------   --------------
                        SIERRA PACIFIC POWER CO.
                                                           -----------------     DRAWING NO.
                                                                                   2.2 GN 01
----------------------------------------------------------------------------------------------------

                                   Appendix G
                                 Page 11 of 13

                                                        EXHIBIT L (1) - 12 of 13

--------------------------------------------------------------------------------

               NOTE The designs and equipment outlined in this document do not provide for the customer to isolate his system and supply his own load while SPPCo's circuit is de-energized. If the customer wishes to do this, he must install additional protective
               equipment subject to a more complex and stringent design. These cases will be studied on an individual basis.

     8.5  Automatic Reclosing - The customer is not allowed to automatically reclose parallel to SPPCo's system if any of the protective devices operate.

          However, if the customer ceases parallel operation with SPPCo because of an anti-motoring operation or lack of applicable power source
          (wind, water, etc.), the customer is allowed to automatically reclose parallel to SPPCo system when the energy source resumes to sufficient amounts.

          The distinctions between disallowing or allowing automatic reclosing are:

          8.5.1 Automatic reclosing is disallowed if parallel operation has been ceased due to an abnormal or dangerous condition (fault current, overloads, over or under voltage, over or under frequency).

          8.5.2 Automatic reclosing is allowed if parallel operation has been ceased due to a lack of sufficient power to the prime mover
                (lack of wind, water, etc.).

     8.6  Harmonics - The customer's generation facility shall not cause excessive distortion of the sinusoidal voltage wave. The maximum allowable total root-mean-square (RMS) harmonic current is 5% of the fundamental 60 Hz RMS current. The maximum allowable total RMS harmonic voltage (all harmonics) is 2% of the nominal AC voltage. In addition, the RMS voltage of any single voltage harmonic shall not exceed 1%.

     8.7  Damage to Other Customers - The customer is responsible for damage caused to other customers and to SPPCo as a result of misoperating or malfunction of his generation facility or protective equipment.

     8.8  Damage to Generation Customer - SPPCo is not responsible for damage caused to the customer's facility as a result of acts over which SPPCo has no control.

     8.9  SPPCo Automatic Reclosing - SPPCo is not responsible for damage caused to the customer's facility as a result of SPPCo automatic or manual reclosing.

----------------------------------------------------------------------------------------------------
[SPPCo. LOGO]                                              VOL   SECT   PAGE
                   ENGINEERING & CONSTRUCTION STANDARD     -----------------
                                                            1     2.2
                 SMALL POWER PRODUCTION & CO-GENERATION    -----------------
                CUSTOMER DESIGN & OPERATING REQUIREMENTS                       SHEET 12 OF 13
                         FOR PARALLEL GENERATION           -----------------   --------------
                        SIERRA PACIFIC POWER CO.
                                                                                 DRAWING NO.
                                                                                  2.2 GN 01
----------------------------------------------------------------------------------------------------

                                   Appendix G
                                 Page 12 of 13

                                                        EXHIBIT L (1) - 13 of 13

--------------------------------------------------------------------------------
                                  ****WARNING****

          RECLOSING CAN CAUSE LOSS OF SYNCHRONISM BETWEEN THE CUSTOMER'S SYSTEM
          AND SIERRA'S SYSTEM, THAT CAN IN TURN SEVERELY DAMAGE THE CUSTOMER'S
          EQUIPMENT

          8.9.1 If feasible, and at the customer's option and expense, communications between the customer's circuit breaker and SPPCo's circuit breaker can be provided to reduce the risk of
               out-of-synchronism damage. Other measures for protection can be considered and implemented if feasible.

     8.10 Scheduled Maintenance and Testing - The customer is responsible for performing scheduled maintenance and testing on the generation facility and the protective equipment to keep the facility in proper operating condition. SPPCo reserves the right to inspect the customer's facility to check for a hazardous condition or a lack of scheduled maintenance or testing.

     8.11 Discontinue Parallel Generation With Notice - SPPCo reserves the right to discontinue parallel generation with reasonable prior notice for any of the following reasons:

          8.11.1 SPPCo will be performing non-emergency maintenance or repair of utility facilities.

          8.11.2 The customer's generation reduces the quality of service to other customers.

          8.11.3. Inspection of the customer's facility reveals a lack of scheduled maintenance or testing.

     8.12 Discontinue Parallel Generation Without Notice - SPPCo reserves the right to open the main disconnecting device and cease parallel generation without prior notice in the event of a system emergency or hazardous condition.

          8.12.1 The customer is advised that his generation facility must be capable of withstanding load rejection of this nature. SPPCo is not responsible for any damage caused to the customer's equipment as a result of disconnection from SPPCo's system.

--------------------------------------------------------------------------------
                   ENGINEERING & CONSTRUCTION STANDARD     VOL   SECT   PAGE
                                                           -----------------
[SPPCO. LOGO]    SMALL POWER PRODUCTION & CO-GENERATION     1    2.2
                CUSTOMER DESIGN & OPERATING REQUIREMENTS   -----------------
                         FOR PARALLEL GENERATION                               SHEET 13 OF 13
                                                           -----------------   --------------
                         SIERRA PACIFIC POWER CO.
                                                           -----------------     DRAWING NO.
                                                                                  2.2 GN 01
                                                           -----------------

                                                           -----------------
--------------------------------------------------------------------------------

                                   Appendix G
                                 Page 13 of 13

                                                         EXHIBIT L (2) - 1 of 12

--------------------------------------------------------------------------------
      SMALL POWER PRODUCTION AND COGENERATION PLANNING AND DESIGN CRITERIA

                    FOR GENERATION GREATER THAN ONE MEGAWATT*

      Section                                                           Page No.
      -------                                                           --------

*    Design criteria for qualifying facilities whose output is less than one megawatt are specified in SPPCo. Engineering Standard 2.2 GW 01.

--------------------------------------------------------------------------------------------
CHG  DATE              DESCRIPTION                DWN  DSGN  CHKD  APVD
------------------------------------------------------------------------

                                                                             SHEET 1 of __
--------------------------------------------------------------------------------------------
                                                                           VOL   SECT   PAGE
--------------------------------------------------------------------------------------------
                                                                            1    2.2
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
     APPROVED BY                     ENGINEERING & CONSTRUCTION STANDARD
-------------------                        SMALL POWER PRODUCTION          -----------------
/s/ Illegible        [SPPCO. LOGO]    AND CO. GENERATION FOR GENERATION
-------------------                        GREATER THAN ONE MEGAWATT       -----------------
DESIGNED    CHECKED
  T.B.        B.B.                                                         -----------------
-------------------                         SIERRA PACIFIC POWER CO.           DRAWING NO.
DRAWN        DATE
           ________
--------------------------------------------------------------------------------------------

                                   Appendix H
                                     Page 1

                                                         EXHIBIT L (2) - 2 of 12

--------------------------------------------------------------------------------
1.0   APPLICATION AND POLICY

     1.1  Application

          The purpose of this standard is to present the planning and design requirements which all customer-owned qualifying power production facilities (QF) must meet or exceed prior to parallel operation with
          Sierra Pacific Power Company's (SPPCo.'s) electric system. This document applies to all customer-owned qualifying power production facilities whose gross aggregate output exceeds one megawatt (1 MW).

          The QF Developer and SPPCo. personnel are to use this document when planning installations of QF generation. It is emphasized that these requirements are general and may not cover all details in specific cases. The QF Developer should review project plans with SPPCo. before purchasing or installing equipment.

          The abbreviations QF for customer-owned qualified power production facility and SPPCo. for Sierra Pacific Power Company will be used for the remainder of this standard.

     1.2  QF Definition

          A qualifying facility is one that meets the criteria set forth in
          Subpart 13, Section 202.201-292.207 of the FERC rules.

     1.3  Policy Statements

          o    Under provisions of SPPCo. Rule No. 15, in Nevada, and Rule No.
               21, in California, submitted to and approved by the appropriate regulatory agency SPPCo. will purchase energy or energy and capacity from qualifying facilities.

          o    QF generation will be integrated into SPPCo.'s electric system in a manner that will not adversely impact the quality of service to customers or cause adverse impacts to personnel or existing equipment.

          o    The QF will be required to operate in a prudent manner that will not result in injury to customers or SPPCo. personnel nor cause damage to customer or SPPCo. equipment.

--------------------------------------------------------------------------------
                ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
                                                      -----------------
[SPPCO. LOGO]          SMALL POWER PRODUCTION          1    2.2
                  AND COGENERATION FOR GENERATION     -----------------
                     GREATER THAN ONE MEGAWATT                            SHEET 2 OF __
                                                      -----------------   -------------
                       SIERRA PACIFIC POWER CO.
                                                      -----------------    DRAWING NO.
                                                                             2.2 GN 02
                                                      -----------------

                                                      -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 2

                                                         EXHIBIT L (2) - 3 of 12

--------------------------------------------------------------------------------
2.0  CONTRACT INFORMATION

     2.1  Initial Contact

          Initial developer contact should be addressed to the Manager of Power
          Contracts Engineering Department at (702) 689-4889. A flow chart follows to visually aid the QF Developer in defining coordination requirements.

          2.1.1 The QF Developer will be required to submit a written request for a power purchase agreement. A description of the project
               (resource or fuel, size of unit(s), net generation, and ultimate plant total), the project location (township, range, and
               section), and any other pertinent data should be included.

          2.1.2 From the information provided by the QF Developer, SPPCo. will provide an estimate of the cost of an interconnection study, the alternatives to be studied, and the approximate interconnection cost of each alternative to be studied. SPPCo. will also provide a draft power purchase agreement, a data sheet to be completed by the QF Developer which supplies project study data, and an information request regarding the project.

          2.1.3 Fill out and return "Data Request For Generator Interconnection"
               Form.

---------------------------------------------------------------------------
                    ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
                                                          -----------------
[SPPCO. LOGO]             SMALL POWER PRODUCTION          1     2.2
                      AND COGENERATION FOR GENERATION     -----------------
                         GREATER THAN ONE MEGAWATT                            SHEET 3 OF ___
                                                          -----------------   --------------
                          SIERRA PACIFIC POWER CO.
                                                          -----------------     DRAWING NO.
                                                                                 2.2 GN 02
                                                          -----------------

                                                          -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 3

                                                         EXHIBIT L (2) - 4 of 12

--------------------------------------------------------------------------------
3.0  INTERCONNECTION AND TRANSIENT STUDY REQUIREMENTS

     The interconnection study, which develops requirements and alternatives with supporting cost estimates for the required interface facilities, is required for all projects. The transient study is required when SPPCo.
     determines that the size and location of the proposed QF may cause conditions detrimental to the electric system.

     3.1  Interconnection Study

          The interconnection study examines the steady state effect that the QF generation has on SPPCo.'s system. The study is computer based and models the QF's generation in SPPCo.'s transmission system.

          The study will determine the optimum interconnection alternative for the QF Developer's project and recommend a system that meets SPPCo.'s reliability and quality of service standards with the lowest overall cost to the QF Developer.

          The following is a list of the information developed in the interconnection study for use by the QF and SPPCo.

          o    Analysis of alternatives to determine the least expensive
               connection method that meets SPPCo.'s reliability and quality of service standards.

          o    Recommended conductor size for the interconnection line
               determined by using the QF Developer's economic data.

          o    Recommended step-up transformer tap range, settings, and
               winding configuration.

          o    Available fault duty.

          o    Recommended BIL ratings.

          o    Expected maximum and minimum voltages.

          o    Voltage sag and surge for largest motor start and unit drop, and define any system modifications to meet SPPCo. sag and surge requirements.

          o    Additions to SPPCo.'s electric system required to serve QF start-up loads.

          o    Possible source of construction power.

          o    Communications, supervisory control, and telemetering
               requirements.

          o    Metering requirements.

          o    Interconnection protection requirements and/or modifications to the existing system.

          o    Transfer trip requirements (if any).

---------------------------------------------------------------------------
                    ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
                                                          -----------------
[SPPCO. LOGO]             SMALL POWER PRODUCTION          1     2.2
                      AND COGENERATION FOR GENERATION     -----------------
                         GREATER THAN ONE MEGAWATT                            SHEET 4 OF ___
                                                          -----------------   --------------
                          SIERRA PACIFIC POWER CO.
                                                          -----------------     DRAWING NO.
                                                                                 2.2 GN 02
                                                          -----------------

                                                          -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 4

                                                         EXHIBIT L (2) - 5 of 12

--------------------------------------------------------------------------------
     o    Frequency and type of utility interruption expected.

     o    System reactive requirements.

     o    System operation considerations.

     o    Special facilities, construction schedule, and equipment lead times.

     o    Average incremental losses.

     o    Potential impacts of QF project on system reliability and quality of service to existing QF projects and other customers.

     3.1.1 Attachment 1, Part A is a data sheet detailing the information required to perform the interconnection study. The QF Developer shall utilize the data sheets to submit the data required for the study.

3.2  Transient Study

     High-speed transients can result in degradation of the quality of service, equipment damage, and/or potential safety problems. Transients are not reviewed in the interconnection study. The transient study is performed using a specifically tailored computer program to determine the nature of high-speed transients and to evaluate the corrective actions necessary to minimize their effects.

     The necessity for a transient study will be determined after the preliminary analysis of the interconnection study. The following relative criteria increase the necessity for a transient study.

     o    Strength of the interconnected system.

     o    Location with respect to other customer loads.

     o    Probability of isolation of the QF with other loads.

     o    Size of the QF generator.

     o    Connection of EHV (230 kV and above) system.

     3.2.1 Attachment 1, Part B is a data sheet detailing the information required to perform the transient study. The QF Developer shall utilize the data sheets to submit the data required for the study.

---------------------------------------------------------------------------
                    ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
                                                          -----------------
[SPPCO. LOGO]             SMALL POWER PRODUCTION          1     2.2
                      AND COGENERATION FOR GENERATION     -----------------
                         GREATER THAN ONE MEGAWATT                            SHEET 5 OF ___
                                                          -----------------   --------------
                          SIERRA PACIFIC POWER CO.
                                                          -----------------     DRAWING NO.
                                                                                 2.2 GN 02
                                                          -----------------

                                                          -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 5

                                                         EXHIBIT L (2) - 6 of 12

--------------------------------------------------------------------------------
4.0  METERING

     4.1  Metering Location

          Metering of capacity and energy purchased from the QF will normally be accomplished at the point of delivery. If point-of-delivery metering is not practical, metering may be established at other locations.
          Exact location will be determined on a site-specific basis. All metering will be compensated to the point of delivery.

     4.2  CT and PT Location

          The QF Developer shall make provisions in their design to include the installation of the metering CTs and PTs by SPPCo. The installation will be site specific with design approval by SPPCo. The CTs and PTs shall be located such that there are no taps prior to their location in the circuit when viewed from the SPPCo. system. The CTs and PTs will be metering class and will be used for revenue metering only. No customer-owned metering and relaying will be allowed in the metering circuits.

     4.3  Metering Provisions

          The metering will be confined to a separate enclosure/cubicle that is locked and/or sealed by SPPCo. All metering installations shall comply with SPPCo.'s metering standard as detailed in SPPCo.'s Standard
          Volume 2.

          SPPCo. will specify, procure, and install, the metering current transformers(CTs), potential transformers(PTs), and meter(s).

---------------------------------------------------------------------------
                   ENGINEERING & CONSTRUCTION STANDARD    VOL   SECT   PAGE
                                                          -----------------
                                                          1     2.2
[SPPCO. LOGO]             SMALL POWER PRODUCTION          -----------------
                     AND COGENERATION FOR GENERATION                          SHEET 6 OF ___
                         GREATER THAN ONE MEGAWATT        -----------------   --------------

                         SIERRA PACIFIC POWER CO.         -----------------     DRAWING NO.
                                                                                 2.2 GN 02
                                                          -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 6

                                                         EXHIBIT L (2) - 7 of 12

--------------------------------------------------------------------------------
5.0  DESIGN REQUIREMENTS AND SPECIFICATIONS

     5.1  Interconnection Facility

          SPPCo. will design, procure, and construct at the QF Developer's expense an interconnection facility (Point of Delivery), separate from the QF, that will isolate the generation from SPPCo.'s system when required.

          This facility is not intended to protect the QF Developer's generation. SPPCo. recommends consulting the generator manufacturer and/or engaging the services of a registered electrical engineer for the design of the generator unit protection schemes. Generator unit protection is the sole responsibility of the QF Developer.

          Location, ownership, control, and maintenance will be defined in the
          Power Purchase and Facilities contracts.

          5.1.1 Facility Components

               The interconnection facility, as a minimum, will consist of a control building, the interrupting and isolating device(s), protective control devices, and data-acquisition equipment. All the above will be enclosed in a fenced yard with restricted access. SPPCo. Standard GI0005T presents the minimum-design specifications for substation interconnection facilities. GI0005T supplements the following requirements:

               5.1.1.1 The control building will be temperature controlled and weatherproof to enclose the AC and DC power sources; the
                    relaying devices; and the telemetering, supervisory RTU, and communication equipment.

               5.1.1.2 The interrupting device will be a power circuit breaker capable of interrupting maximum available fault current or industry-standard minimum levels, whichever is greater. It shall be connected for SPPCo. supervisory control.

                    If the addition of a line tap and extension to the QF's
                    generation adds any appreciable exposure to the existing
                    transmission/distribution facilities, additional circuit
                    breaker(s) may be required at the tap point to mitigate this exposure.

                    Air-break switches will be installed on each side of the
                    circuit breaker to isolate the breaker for inspection and
                    maintenance purposes. Single-breaker schemes will not
                    include bypass provisions. Where lines terminate on
                    switches, ground blades will be required.

               5.1.1.3 The following protective relays will be installed at the interconnection point (minimum requirement). Typical
                    settings required by SPPCo. are defined below. Sierra will

---------------------------------------------------------------------------
                   ENGINEERING & CONSTRUCTION STANDARD    VOL   SECT   PAGE
                                                          -----------------
                                                          1     2.2
[SPPCO. LOGO]             SMALL POWER PRODUCTION          -----------------
                     AND COGENERATION FOR GENERATION                          SHEET 7 OF ___
                         GREATER THAN ONE MEGAWATT        -----------------   --------------

                         SIERRA PACIFIC POWER CO.         -----------------     DRAWING NO.
                                                                                 2.2 GN 02
                                                          -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 7

                                                         EXHIBIT L (2) - 8 of 12

--------------------------------------------------------------------------------
                    provide site-specific settings prior to interconnection
                    testing.

                    o    Phase and Neutral Overcurrent Relays.

                    o    Over/Undervoltage Relays.

                         Over/undervoltage protection will be set to pick up at
                         +/-111 percent of nominal with a definite time to trip
                         of 3.0 seconds. In addition, the high-speed (0.15
                         second) trip will be initiated if the voltage at the
                         interconnection exceeds 115 percent of nominal.

                    o    Over/Underfrequency Relays.

                         Underfrequency protection will typically be set at 58.0
                         Hz with a time delay of 15 seconds to coordinate with
                         the SPPCo. underfrequency load shedding scheme. The
                         turbine-generator supplied by the QF Developer should
                         be designed to operate at 58.0 Hz for 15 seconds
                         without any loss of life.

                         Overfrequency protection will be set to trip at 61 Hz
                         in three seconds and at 63 Hz in 0.15 seconds.

                    o    Negative Sequence Relay (Loss of Phase).

                         This relay will be set to detect loss of one phase with
                         a generator output down to 20 percent. Tripping time
                         will be dependent upon what other devices must be
                         coordinated with, but a typical value would be
                         three-five seconds.

                    o    Synch-Check Relay.

                         The relay will prevent the circuit breaker from
                         operation under excessive phase-angle differences, and
                         it will limit torques on the QF generator that could
                         damage equipment.

                         Disclaimer - The interconnection protection and
                         settings outlined above are not to be construed as
                         protection of the QF turbine generator. Additional
                         supplementary protection may be required.

               5.1.1.4 A Supervisory Remote Terminal Unit will be installed at the interconnection facility with the necessary interface to connect it to SPPCo.'s communications system. This system
                    will provide telemetering and control.

---------------------------------------------------------------------------
                   ENGINEERING & CONSTRUCTION STANDARD    VOL   SECT   PAGE
                                                          -----------------
                                                          1     2.2
[SPPCO. LOGO]             SMALL POWER PRODUCTION          -----------------
                      AND COGENERATION FOR GENERATION                         SHEET 8 OF ___
                         GREATER THAN ONE MEGAWATT        -----------------   --------------

                          SIERRA PACIFIC POWER CO.        -----------------     DRAWING NO.
                                                                                 2.2 GN 02
                                                          -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 8

                                                           EXHIBIT L (2) 9 of 12

--------------------------------------------------------------------------------
                    The following information will be remotely monitored with
                    the telemetering equipment:

                              o    Watts In/Out

                              o    Vars In/Out

                              o    Amps

                              o    KWHr and KVarHr

                              o    Line Voltage at Interconnection

                              o    Interconnection Breaker Status/Control

     5.2  SPPCo. System Modifications Required to Support the QF

          In addition to the above requirements, replacement or upgrade of existing protective device(s) at other locations may be necessary as a result of the addition of QF generation. This may include breakers, relays, controls, and other protective devices.

          Should the QF's generation have the potential to be isolated with a portion of the SPPCo. system such that the connected load is less than or equal to the output of the generator, additional protection may be required. This protection may consist of additional relaying or may entail the design of a complete remedial-action scheme utilizing transfer tripping or some other method to minimize potential adverse effects caused by the QF. Transient study results will dictate the extent of additional protection requirements or operating
          restrictions.

     5.3  Extension Line

          If ownership, by. SPPCo., of the extension line is contemplated by the
          QF Developer, the line must be constructed such that it complies with
          SPPCo.'s design, construction, and material standards. In addition, all right-of-way and permits will be reviewed and approved by SPPCo.

          The extension line (transmission or distribution) design will be submitted by SPPCo. for review to ensure that the proposed installation meets the minimum requirements as specified by SPPCo.
          SPPCo. Standard GI0001T defines the minimum design standards for transmission lines, and SPPCo. Standard GEN01T defines the minimum standards for distribution lines.

     5.4  Customer Design Requirements

          This section provides the minimum requirements that the QF Developer must meet for major equipment, design review, and design
          responsibility.

          5.4.1 Codes - The QF Developer's installation must meet all applicable national, state, and local building and safety codes. In
               addition, installations shall comply with the National Electric
               Code, National Electric Safety Code (ANSI C2), and ANSI, IEEE,
               and NEMA standards for electrical materials and equipment.

-----------------------------------------------------------------------
                ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
                                                      -----------------
[SPPCO. LOGO]          SMALL POWER PRODUCTION          1    2.2
                  AND COGENERATION FOR GENERATION     -----------------
                     GREATER THAN ONE MEGAWATT                            SHEET 9 OF ___
                                                      -----------------   --------------
                      SIERRA PACIFIC POWER CO.
                                                      -----------------     DRAWING NO.
                                                                             2.2 GN 02
                                                      -----------------

                                                      -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 9

                                                          EXHIBIT L (2) 10 of 12

--------------------------------------------------------------------------------
          5.4.2 Major Equipment Requirements

               5.4.2.1 Synchronous Generation - Units or groups of smaller units in one location with individual or total aggregate capacity greater than 1 MW must use synchronous generators, with
                    speed-droop governors and high-speed excitation systems.
                    Individual units should have a minimum operating capability of .90 lagging to .95 leading power factor at rated real
                    power output. At times, SPPCo. may require direct or
                    indirect voltage or power factor control of these units to maintain acceptable system operation.

                    Exception:

                    Units or groups of units connected directly to the
                    distribution system (SPPCo.'s 25 kV or below electrical
                    system) must be reviewed for safety, security, and transient response associated with islanding conditions. This review may dictate a requirement for induction rather than
                    synchronous generation. SPPCo. will specify induction or
                    synchronous generation in these cases subsequent to the
                    interconnection/transient studies.

                    5.4.2.1.1 Individual generators 1 MW or larger are required to have speed-droop governors with a permanent droop
                         setting of 5%. While synchronized to SPPCo.'s
                         electrical system, the governor will operate in droop
                         mode and shall not be blocked without prior permission
                         from SPPCo. Separate generation controllers will have
                         to be reviewed and approved before the unit will be
                         allowed to go into service.

                    5.4.2.1.2 Individual generators 1 MW or larger should have excitation systems with operational, continuously
                         acting (IEEE Def. 2.12.1), automatic voltage
                         regulators. Voltage regulators shall not be left in
                         non-automatic operation without prior permission from
                         SPPCo. The voltage response ratio (IEEE Def. 3.18 and
                         3.21) of said systems are required to be .5 or greater.
                         The facility developer/owner must supply SPPCo. with
                         test results documenting the response ratio
                         performance. SPPCo. reserves the right to determine, on
                         an individual basis, whether a generators excitation
                         system is accentable,

                    5.4.2.1.3 Individual generators 1 MW or larger may be
                         required to have a power factor regulator.
                         Determination of this requirement will be performed by
                         SPPCo.

-----------------------------------------------------------------------
                ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
                                                      -----------------
[SPPCO. LOGO]          SMALL POWER PRODUCTION          1    2.2
                  AND COGENERATION FOR GENERATION     -----------------
                     GREATER THAN ONE MEGAWATT                            SHEET 10 OF ___
                                                      -----------------   ---------------
                      SIERRA PACIFIC POWER CO.
                                                      -----------------     DRAWING NO.
                                                                             2.2 GN 02
                                                      -----------------

                                                      -----------------
--------------------------------------------------------------------------------

                                   Appendix H
                                     Page 10

                                                          EXHIBIT L (2) 11 of 12

--------------------------------------------------------------------------------
                    5.4.2.1.4 Individual generators with a capacity less than 75
                         MW may be required to have power system stabilizers
                         installed with their excitation systems. The
                         determination will be performed by SPPCo. and will be
                         dependent on the location of the facility, excitation
                         system type and performance relative to SPPCo.'s
                         electrical network.

                    5.4.2.1.5 Individual generators 75 MW or larger are required to have power system stabilizers (PSS) installed with
                         their excitation systems. The PSS must be calibrated
                         and operated in accordance with Western Systems
                         Coordinating Council (WSCC) standard procedures for
                         calibration, testing, and operation of PSS equipment.
                         In addition, the calibration and test reports must be
                         submitted to SPPCo.'s Transmission Planning Department
                         for review and approval. The facility will not be
                         considered operational until calibration of the PSS has
                         been performed to SPPCo.'s satisfaction. A copy of the
                         WSCC Power System Stabilizer Test Procedures may be
                         obtained from SPPCo.

               5.4.2.2 Power Transformer - All step-up power transformers connected to SPPCo.'s system must have a grounded wye
                    high-voltage winding. It is recommended that the low-voltage winding (generator side) of the step-up transformer be a
                    delta connection. The nominal voltage ratings (high side and
                    BIL) must be compatible with the system voltages on the line to which it is attached. Where low-side metering will be
                    utilized, certified test results detailing the losses of the transformer must be provided to SPPCo.

          5.4.3 It is the responsibility of the QF Developer to incorporate the following information into the design of their generation
               facility. The QF Developer should not limit their design to only these items.

               5.4.3.1 Full Load Rejection - The QF Developer's generation facility must be designed with the capability or protection to withstand sudden loss of load.

               5.4.3.2 Primary Voltage Changes - The generator exciter system and voltage regulation equipment on synchronous generators must be capable of operating subject to normal primary
                    voltage changes on SPPCo.'s system ranging from 7.5 percent above or below nominal primary voltage to +/-10 percent
                    during emergency conditions. During a disturbance, the
                    voltage may fluctuate beyond the 10 percent range. Equipment that is not capable of withstanding these excursions should be protected.

-----------------------------------------------------------------------
                ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
                                                      -----------------
[SPPCO. LOGO]          SMALL POWER PRODUCTION         1     2.2
                  AND COGENERATION FOR GENERATION     -----------------
                     GREATER THAN ONE MEGAWATT                            SHEET 11 OF ___
                                                      -----------------   ---------------
                      SIERRA PACIFIC POWER CO.
                                                      -----------------     DRAWING NO.
                                                                             2.2 GN 02
                                                      -----------------

                                                      -----------------
--------------------------------------------------------------------------------

                                                        EXHIBIT L (2) - 12 of 12

--------------------------------------------------------------------------------
               5.4.3.3 Harmonics - The QF Developer's generation facility shall not cause unacceptable distortion of the sinusoidal voltage or current wave form. The maximum allowable total harmonic voltage (all harmonics) and current distortion cannot exceed the values published in IEEE Standard 519.

               5.4.3.4 Voltage Sag - Motor starting and switching operations are limited so that the momentary voltage sag (flicker) during motor starting or switching does not exceed 4 percent of the nominal system voltage for any other customers.

     5.5  Proposed Design Review

          The QF Developer shall submit, for SPPCo.'s review, a generation facility one-line diagram, approved by a registered professional engineer, indicating the QF's protective devices and their functions.
          Current and potential transformer ratios must be included on the on-line diagram when required. In addition, protective device types, styles, and settings must be provided. The review is intended to ensure that the proposed installation meets the minimum requirements to protect SPPCo.'s system from misoperations of the generating unit.
          SPPCo. reserves the right to require additional protective equipment and safety measures as further experience may dictate.

     5.6  Synchronizing Equipment

          Synchronizing equipment is required for synchronous generators at the interconnection, generator, and other breakers as necessary. The generator must be brought on-line parallel to SPPCo.'s system by one of the following methods:

          5.6.1 Automatic synchronizing.

          5.6.2 Manual synchronizing - A synch-check relay is required to supervise manual closing of the generator circuit breaker.

     5.7  QF Telephone requirements

          The QF Developer is required to install a telephone for direct communication with SPPCo.'s Electric System Control Center (ESCC). The telephone communication between the QF and ESCC shall be delay free.

--------------------------------------------------------------------------------
                ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
                                                      -----------------
[SPPCO. LOGO]          SMALL POWER PRODUCTION          1    2.2
                  AND COGENERATION FOR GENERATION     -----------------
                      GREATER THAN ONE MEGAWATT                            SHEET 12 OF __
                                                      -----------------    --------------
                       SIERRA PACIFIC POWER CO.
                                                      -----------------      DRAWING NO.
                                                                              2.2 GN 02
                                                      -----------------

                                                      -----------------
--------------------------------------------------------------------------------

                                    EXHIBIT M

                   FACILITY WIRING DIAGRAM AND SPECIFICATIONS

DRY TYPE AIR CORE SHUNT REACTOR                        Specification No. 3600-13

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     July 31, 1991
                                                              Page 1 of 8 Pages

--------------------------------------------------------------------------------

                                    REVISIONS

Each time a new page is added to this specification, or an existing page is revised, only this "Revisions" page reissues with the new or revised pages.

REV     DATE     BY   PAGES            REMARKS
---   -------   ---   -----   ------------------------
 A     5/7/91   GKD    All    Issued for Quotation.

 O    7/31/91   GKD    All    Issued for Construction.

                                                  Approved
                                                           ---------------------
                                                              The Ben Holt Co.

                                                           ---------------------
                                                                    TIC

DRY TYPE AIR CORE SHUNT REACTOR                        Specification No. 3600-13

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     July 31, 1991
                                                              Page 2 of 8 Pages

--------------------------------------------------------------------------------

1.0  SCOPE

     This Specification covers an outdoor 12.47 kV single-phase, dry type, self-cooled, air core shunt reactors continuously operated.

2.0  APPLICATION

     The reactors are for outdoor, concrete pad mounting and to provide protection from utility system transient overvoltages. Location - Brady Hot
     Springs, Nevada.

3.0  STANDARDS AND CODES

     The reactors covered by this Specification shall be designed, tested and assembled in accordance with the applicable standards of NEMA, IEEE, and
     ANSI and shall conform to the latest edition of the National Electrical
     Code.

4.0  WORKMANSHIP AND MATERIALS

     Materials and equipment shall be standard products of established manufacturers who have produced continuously the type of equipment specified. All materials and equipment shall be new.

     The unit shall be completely factory built and assembled.

5.0  GUARANTEES

     The components shall be guaranteed for a period of one (1) year from the date of their acceptance against defective materials, design and workmanship. Upon receipt of notice from the Purchaser of failure of any part of the equipment during the guarantee period, new replacement parts shall be furnished and installed promptly by the Vendor at no cost to the
     Purchaser.

6.0  ARRANGEMENTS

     Three single-phase reactors will be placed in a triangular configuration, wye-connected and fed by a three-phase circuit breaker. The neutral will not be grounded. The spacing between the reactors will be as shown on Sheet
     7.

7.0  RATINGS

     The reactors shall be self-cooled, outdoor dry type, air core and of upright design, and designed to industry standards and shall include the following:

     A.   Rating: 2.17 MVAR (Total 3 (phi) rating of 6.5 MVAR).

DRY TYPE AIR CORE SHUNT REACTOR                        Specification No. 3600-13

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     July 31, 1991
                                                              Page 3 of 8 Pages

--------------------------------------------------------------------------------

     B.   Class: Self-cooled (Class AA as defined in ANSI C57.21).

     C.   Number of phases per reactor: One.

     D.   Temperature rise of windings and terminals: 80 DEG.C with
          hottest-spot temperature rise of 110 DEG.C at 110% rated voltage.

     E.   Frequency: 60 Hz.

     F.   Rated voltage: 12.47 kV, wye-connected.

     G.   Overvoltage: 10 percent continuous above and below rated voltage without exceeding the temperature rise limits specified in "D", above.

     H.   Insulation class: 15 kV.

     I.   BIL: 110 kV.

     J.   Type of insulation: Class B as specified in ANSI C57.12.80.

     K.   Temperature rise is with reference to an average ambient of
          30 DEG.C.

     L.   Altitude of 4100'.

8.0  PHYSICAL REQUIREMENTS

     8.1  All materials used in the shunt reactors shall be impervious to moisture and shall be suitable for outdoor service.

     8.2  The overall diameter of the shunt reactors shall not exceed 7 feet, 6 inches, unless specifically approved by The Ben Holt Co.

     8.3  Reactors shall be fitted with lifting eyes or other suitable means for lifting with a crane.

     8.4  Reactors which have a base shall be provided with a drainage hole in the center of the base. The base should be designed such that it slopes toward the drainage hole, or a removable base will be accepted.

9.0  INSULATORS AND NONMAGNETIC SPACERS

     9.1  The shunt reactors shall be mounted on insulators and nonmagnetic spacers. The insulators and spacers shall be furnished by
          Manufacturer. Any other mounting method must be approved by The Ben
          Holt Co.

          9.1.1 The insulators shall have nonmagnetic caps and be of sufficient strength and size to meet the seismic requirements specified

DRY TYPE AIR CORE SHUNT REACTOR                        Specification No. 3600-13

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     July 31, 1991
                                                              Page 4 of 8 Pages

--------------------------------------------------------------------------------

               in Section 15. In no case shall insulators smaller than 10 inches in diameter be used.

          9.1.2 The nonmagnetic spacers shall be 13 inches high. The temperature rise shall be below the values permitted by 7 D and shall not damage the porcelain, metal parts, cement, sealant, or other components of the insulators.

     9.2  Manufacturer shall furnish information relative to the insulators, dimensions, and spacing around the periphery of the bottom of the reactors.

10.0 WINDINGS

     10.1 The windings of the reactors shall be aluminum, without joints.

     10.2 The clearance between adjacent turns shall be not less than 1/4 inch, unless approved by The Ben Holt Co.

11.0 TERMINALS AND TERMINAL CONNECTORS

     11.1 The terminals of the reactors shall be either brazed or welded to the windings.

     11.2 With the conductor arrangement shown on Page 7, the terminals, together with the reactors, shall be capable of withstanding an available short-circuit duty of 500 MVA.

     11.3 The terminals shall be tin plated.

     11.4 The design of the terminals and the method by which they are secured to the reactors shall be such that they will safely support the cables and connectors, the sizes of which are shown on Page 7. Manufacturer shall assure that the terminals will not bend or be pulled away from the reactors. The Apparatus may be subjected to maximum steady wind velocities of 88 miles per hour and gusting wind velocities of 120 miles per hour. Reactor conductors shall withstand normal reactor vibration.

     11.5 The temperature rise of the terminals shall not exceed the temperature limits permitted for the windings.

     11.6 Manufacturer shall furnish information showing the location of the terminals relative to the mounting insulators.

     11.7 Terminal connectors for connection to cables will be furnished by The
          Ben Holt Co.

DRY TYPE AIR CORE SHUNT REACTOR                        Specification No. 3600-13

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     July 31, 1991
                                                              Page 5 of 8 Pages

--------------------------------------------------------------------------------

12.0 AUDIBLE NOISE LEVEL

     The average audible sound level of any single-phase shunt reactor shall not exceed 60 dBA. The audible sound level shall be measured at a distance of
     50 feet from the centerline of the reactor. There shall be no obstructions between the reactor and sound measuring apparatus. Sound level tests shall be performed as specified in proposed Section 12.6 of ANSI C57.21.

13.0 NAMEPLATES

     Each shunt reactor shall have a noncorrosive, nonmagnetic, stainless steel nameplate permanently attached which shall show, as a minimum, the data specified in ANSI C57.21. Adhesive type nameplates and labels are not acceptable.

14.0 TESTS

     Manufacturer shall make the following tests and furnish three certified copies of the test data:

     14.1 Losses and Impedance: In accordance with ANSI C57.21.

     14.2 Temperature Rise Tests: In accordance with ANSI C57.21. The test shall be performed at 110% rated voltage.

     14.3 Resistance Measurements: In accordance with ANSI C57.21.

     14.4 Applied Potential Tests: Made on all units in accordance with ANSI
          C57.21.

     14.5 Impulse Tests: In accordance with ANSI C57.21.

15.0 SEISMIC CAPABILITY

     The reactors shall be designed for Zone 4.

16.0 DATA, DRAWINGS, MANUALS AND TEST REPORTS

     16.1 Data and Drawings

          Supplier shall submit data and drawings within the number of days after notification of award as specified.

          Outline drawings shall include all the information listed below:

DRY TYPE AIR CORE SHUNT REACTOR                        Specification No. 3600-13

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     July 31, 1991
                                                              Page 6 of 8 Pages

--------------------------------------------------------------------------------

          A.   Location of insulators.

          B.   Mounting hole dimensions of the bottom insulators.

          C.   The location of terminals relative to the mounting insulators.

          D.   Location and dimensions of the terminal pads.

          E.   Information relative to the number of insulators, dimensions, and spacing around the periphery of the bottom of the reactors.

          F.   Diameter of insulators, overall height, and height above the mounting insulators.

     16.2 Manuals

          Supplier shall submit complete instruction manuals, including parts lists, for the reactors and all devices and equipment furnished with the reactors. The manuals shall give complete and detailed instructions for erection, installation, operation, adjustment and maintenance.

     16.3 Test Reports

          Supplier shall submit certified test reports for all specified tests.

17.0 INFORMATION WITH PROPOSAL

     Bidders shall furnish, as a part of their proposal, two (2) copies of each of the items listed below pertaining to the equipment they propose to furnish.

     17.1 Descriptive bulletins.

     17.2 Sketches showing the arrangement and overall dimensions.

     17.3 Weight.

     17.4 Sound levels.

     17.5 Reactor losses at no load and full load.

18.0 HYDROGEN SULFIDE GAS CONTAMINATION

     During plant operation the equipment will be exposed intermittently to varying concentrations of hydrogen sulfide gas and geothermal fluid spray from venting operations. These conditions will be extremely corrosive to silver, copper and copper based alloys. The equipment furnished shall be

DRY TYPE AIR CORE SHUNT REACTOR                        Specification No. 3600-13

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     July 31, 1991
                                                              Page 7 of 8 Pages

--------------------------------------------------------------------------------

18.0 HYDROGEN SULPIDE GAS CONTAMINATION (Continued)

     suitable for operation under these environmental conditions. Copper or copper alloy parts shall be tinned or coated with a permanent suitable coating to protect against hydrogen sulfide. Aluminum may be substituted for copper where it is practical to do so. All exposed copper or wiring shall be tinned coated.

DRY TYPE AIR CORE SHUNT REACTOR                        Specification No. 3600-13

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     July 31, 1991
                                                              Page 8 of 8 Pages

--------------------------------------------------------------------------------

                                     SKETCH

                                    [GRAPHIC]

                            REACTOR ARRANGEMENT PLAN

No SCALE

LIQUID FILLED SUBSTATION TRANSFORMER A                  Specification No. 3600-8

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     April 23, 1991
                                                              Page 1 of 6 Pages

--------------------------------------------------------------------------------

                                    REVISIONS

Each time a new page is added to this specification, or an existing page is revised, only this "Revisions" page reissues with the new or revised pages.

REV.     DATE      BY   PAGES   REMARKS
----   --------   ---   -----   -----------------------------------
  A    11/12/90   GKD    All    Issued for Quotation.
  B    04/23/91   GKD    All    Added Fans and Issued for Contract.
  O    07/25/91   GKD    All    Issued for Purchase.

                                                  Approved
                                                          ----------------------
                                                              The Ben Holt Co.

                                                          ----------------------
                                                                   TIC

LIQUID FILLED SUBSTATION TRANSFORMER A                  Specification No. 3600-8

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     April 23, 1991
                                                              Page 2 of 6 Pages

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1.0  SCOPE

     This Specification covers an outdoor 120KV/12.47KV substation transformer, complete from the high voltage bushings to the low-voltage bus terminals.

2.0  APPLICATION

     This substation is a generator step-up transformer, outdoor, concrete pad mounting, 12.47 KV to 120 KV. Location: Brady Hot Springs, Nevada.

3.0  STANDARDS AND CODES

     The substation covered by this Specification shall be designed, tested and assembled in accordance with the applicable standards of NEMA, IEEE, and
     ANSI and shall conform to the latest edition of the National Electrical
     Code.

4.0  WORKMANSHIP AND MATERIALS

     Materials and equipment shall be standard products of established manufacturers who have produced continuously the type of equipment specified. All materials and equipment shall be new.

     The unit shall be completely factory built and assembled.

5.0  GUARANTEES

     The components shall be guaranteed for a period of one (1) year from the date of their acceptance against defective materials, design and workmanship. Upon receipt of notice from the purchaser of failure of any part of the equipment during the guarantee period, new replacement parts shall be furnished and installed promptly by the vendor at no cost to the purchaser.

6.0  ARRANGEMENT

     6.1  The 120KV side of the transformer shall consist of cover mounted extra creapage bushings with areal lugs suitable for #2 ACSR wire and bushings to be provided with 400/5 multi-ratio current transformers for differential protection. 84 KV metal oxide station type surge lightning arrestors to be provided for mounting on top of transformer.

          The primary neutral bushing shall be covered mounted, 110 KV BIL rated.

          Provide one multi-ratio bushing type current transformer in the neutral bushing. The current transformer ratio shall be 200 to 5
          Amperes maximum.

LIQUID FILLED SUBSTATION TRANSFORMER A                  Specification No. 3600-8

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     April 23, 1991
                                                              Page 3 of 6 Pages

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          Provide wiring from current transformer to identified terminals in a box mounted on the transformer. The box shall include at lease one 3/4 inch, or larger, conduit entrance for use by the customer.

     6.2  The 12.47 KV side of the transformer shall consist of sidewall bushings and enclosed in a standard flanged enclosure for connection to a 1600 Ampere, 15 KV metal enclosed bus. Flexible bus connectors will be provided with the metal enclosed bus. The bushing tangs and the flanged enclosure shall be factory drilled to match like components on the metal enclosed bus.

7.0  RATING. PROVISIONS AND ACCESSORIES

     The transformer shall be an oil-immersed, self-cooled, outdoor unit, designed to industry standards and shall include the following:

Ratings                22.32 MVA / 25 MVA / 29.7 MVA (F.A.)

Temperature Rise       OA 55 DEG./ OA 65 DEG./ FA 65 DEG.

Frequency              60 Hertz

Phases                 3

High Voltage           120 KV

H.V. Connection        WYE

Low Voltage            12.47 KV

LV. Connection         DELTA

Impedance              8%

H.V. Taps              4 - 2-1/2% (Two above and two below, fully rated.

Standard Accessories   (Noted in 8.4)

Fans                   Fan cooling shall be provided. Capacity in all current
                       carrying parts shall be based on the fan cooled rating.

LIQUID FILLED SUBSTATION TRANSFORMER A                  Specification No. 3600-8

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     April 23, 1991
                                                              Page 4 of 6 Pages

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8.0  CHARACTERISTICS

     8.1  Temperature rise is with reference to an average ambient of
          30 DEG. C.

     8.2  120 KV transformers shall be of 138 KV insulation class with a minimum of 550 KV BIL rating and 12.47 KV shall be 110 KV BIL.

     8.3  No-load tap changers shall be externally operable and rated for full transformer KVA and capable of being locked in any position.

     8.4  Standard accessories shall include the following:

          o    Liquid level gauge.

          o    Dial-type thermometer with high temperature switch for actuation of fans and alarms.

          o    One oil thermal relay.

          o    One winding thermal relay.

          o    Drain and lower filter-press valve.

          o    Pressure relief device.

          o    Lifting eyes or hooks.

          o    Tank grounding pads.

          o    Base of transformer shall be capable of skidding in any
               direction, and furnished with jacking facilities.

          o    Cove handholes.

          o    Pressure vacuum gauge.

          o    Pressure vacuum bleeder.

          o    Upper filter-press valve.

          o    Gas sampling valve.

          o    Stainless steel nameplate, with ratings, description and
               instructions.

LIQUID FILLED SUBSTATION TRANSFORMER A                  Specification No. 3600-8

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     April 23, 1991
                                                              Page 5 of 6 Pages

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9.0  ACCESSORIES

     Provide a fault pressure relay, device 63, on the transformer. The relay shall close its contacts on an abnormal rate of change in pressure. A source if 125 V DC power if required for this devide is available.

     Provide wiring for all current transformers and the fault pressure relay to identified terminals in a box mounted on the transformer. The box shall include at least one 3/4 inch, or larger, conduit entrance for use by the customer.

10.0 PAINTING

     All metal parts of the complete transformer shall be thoroughly cleaned before application of a rust inhibitor. A minimum of two (2) MILS thickness of vendor's standard finish for transformers shall be applied. Furnish one pint of finish paint for field touch-up.

11.0 TESTS AND INSPECTION

     11.1 The equipment shall be submitted to standard commercial factory tests to assure operational performance.

     11.2 The owner reserves the right of inspection in the manufacturer's shop during testing.

     11.3 The manufacturer shall, if requested, provide the services of a field engineer to supervise any field tests and to make necessary adjustment or alterations, required for the operation of the equipment in accordance with this Specification.

12.0 ALTITUDE AND AMBIENT REQUIREMENTS

     Equipment shall be designed to conform to the following:

     Altitude: 4,100 feet above sea level
     Ambient temperature: 110 DEG. F Max. to 20 DEG. F Min.

     Primary voltage changes at full load will be +/- 10 percent.

                                    EXHIBIT N

                          FINAL INTERCONNECTION WIRING

                                                                   Attachment #4
                                                                       Exhibit O
                                                                 Amendment No. 1
                                                                     Page 1 of 2

Item   Date      Milestone                   Standard                    Documentation
----   -------   -------------------------   -------------------------   -------------------------

No.l   9/16/91   Issue purchase order for    Purchase order with         Provide Sierra with a
                 the turbine generators      vendor indicating           copy of purchase order
                                             requisition of              from vendor with a
                                             turbine/generator sets      specified delivery date

No.2   2/5/92    Receive UEPA permit         Order from Public Service   Provide notice of verbal
                 approval from the Public    Commission of Nevada        approval by the Public
                 Service Commission of       granting the Project        Service Commission of
                 Nevada                      rights for construction     Nevada for UEPA permit,
                                                                         followed with the written
                                                                         decisions from the agenda
                                                                         hearing where the
                                                                         approval was made

No.3   2/5/92    Completion of drilling of   Complete the drilling of    Provide Sierra with the
                 the initial production      the initial production      data from the well test,
                 well(s) to be used for      well(s), which shall        which test is performed
                 the Project                 deliver dry steam at not    by qualified
                                             less than _(1)_ pounds      professionals, which
                                             per hour at a pressure of   indicates delivery of dry
                                             not less than _(3)_ and a   steam of quality and
                                             temperature of not less     quantity as indicated
                                             than _(3)_ degrees F for
                                             a test period of 48
                                             continuous hours or until
                                             stabilization occurs.
                                             Stabilization shall be
                                             considered met when the
                                             pressure at the end of
                                             any 8-hour continuous
                                             period shall not be more
                                             than 1 psi less than the
                                             first hour of the 8-hour
                                             period

No.4   3/20/92   Begin pouring of turbine/   Complete preparation of     Provide documentation by
                 generator foundations       turbine/generator           a qualified professional
                                             foundation and begin        that the foundation is
                                             pouring of concrete for     prepared and that
                                             mounting of                 concrete pouring has
                                             turbine/generator sets      begun

No.5   5/18/92   Delivery of                 Receipt of                  Provide documentation
                 turbine/generators to the   turbine/generator sets      that the turbine/
                 plant site of the Project   from vendor delivered to    generator sets has been
                                             plant site                  delivered to plant site

No.6   5/23/92   Complete installation of    Complete mounting of        Provide documentation
                 turbine/generators          turbine/generator sets on   from a qualified
                                             foundation                  professional that the
                                                                         turbine/ generators has
                                                                         been mounted and set on
                                                                         the foundation

                                                                   Attachment #4
                                                                       Exhibit 0
                                                                 Amendment No. 1
                                                                     Page 2 of 2

Item   Date      Milestone                   Standard                    Documentation
----   -------   -------------------------   -------------------------   -------------------------

No.7   5/25/92   Completion of well          Complete the drilling of    Provide Sierra with the
                 drilling for all wells to   all production and          data from the well tests,
                 be used for the Project     injection wells, which      which tests are performed
                                             shall deliver dry steam     by certified
                                             of not less than _(2)       professionals, which
                                             pounds per hour at a        indicates the delivery of
                                             pressure of not less than   dry steam of quality
                                             _(3)_ and a temperature     and quantity as indicated
                                             of not less than _(3)_      and capability of
                                             degrees F, and shall be     injection of all
                                             capable of injecting all    production fluids from
                                             fluids produced by the      the Project
                                             production wells

No.8   9/20/92   Commence the thirty day     Begin thirty day            Provide notice to Sierra
                 shakedown period as         shakedown period pursuant   pursuant to Section 7 of
                 described in Section 7 of   to Section 7 of the         the Agreement that the
                 the Agreement               Agreement                   shakedown period has
                                                                         begun

No.9   11/20/92  Achieve a Commercial        Perform 100-hour test       Provide notice to Sierra
                 Operation Date pursuant     pursuant to Section 7 of    pursuant to Section 7 of
                 to Section 7 of the         the Agreement & establish   the Agreement that the
                 Agreement                   a Commercial Operation      Commercial Operation date
                                             date                        has been established

1)   Calculated as: 120% of the steam number provided in Section 9(b) divided by
     11 (eleven was the total number of wells proposed).

2)   Calculated as: 120% of the steam number provided in Section 9(b).

3)   These numbers shall correspond to the numbers provided in Section 9(b).

                                                                       EXHIBIT P

                           SEMI-ANNUAL PROJECT REPORT

Monthly Data: Required for production and injection wells.

     Total production to plant (gmp) or lbs/hr) ________________________________
     Total plant output (kwh) ___________________________
     Pressure at inlet __________________________________
     Temperature at inlet _______________________________

Production well:

a)   Flowing/pumping:

     Steam ___________________________
     Water ___________________________
     Non-condensible gas concentration _________________________
     Reservoir well head pressure ______________________________
     Reservoir well head temperature ___________________________
     Operating time __________________

a)   Static:

     Shut-in pressure or fluid levels __________________________
     Shut-in temperature _______________________________

Injection well:

     Pressure ________________________
     Volume __________________________

Data needed 3 times a day from any observation well(s):

     Pressure ________________________
     Fluid Level _____________________

Following data record as it happens:

                     What and When Occurred   Cost (Repair)

Plant outage         ______________________   _____________
Unit outage          ______________________   _____________
Equipment failures   ______________________   _____________
Scale removal        ______________________   _____________

Future Data

o    Plans to drill any type of well ______________________

o    Plans for descaling __________________________________

o    Plant modification and refurbishments ________________

o    Any modification of plant ____________________________

LIQUID FILLED SUBSTATION TRANSFORMER A                  Specification No. 3600-8

Nevada Geothermal Power Partners, Ltd.                        Holt Job No. 20177
Brady Hot Springs, Nevada                                     April 23, 1991
                                                              Page 6 of 6 Pages

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13.0 INFORMATION WITH PROPOSAL

     13.1 Descriptive bulletins

     13.2 Sketches showing the arrangement and overall dimensions

     13.3 Weight

     13.4 Sound Levels

     13.5 Standard Tests

     13.6 Transformer Losses at no load, 3/4 load and full load